Exhibit 10.1
CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO MERSANA THERAPEUTICS, INC. IF PUBLICLY DISCLOSED

COMMERCIAL LICENSE AND OPTION AGREEMENT

BETWEEN

SYNAFFIX B.V.

AND

MERSANA THERAPEUTICS, INC.

DATED AS OF JANUARY 3, 2019

Exhibit 10.1
CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO MERSANA THERAPEUTICS, INC. IF PUBLICLY DISCLOSED
        1

Exhibit 10.1
CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO MERSANA THERAPEUTICS, INC. IF PUBLICLY DISCLOSED
2

Exhibit 10.1
CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO MERSANA THERAPEUTICS, INC. IF PUBLICLY DISCLOSED

COMMERCIAL LICENSE AND OPTION AGREEMENT
This Commercial License and Option Agreement (the “CLOA”) is executed as of January 3, 2019 (the “Effective Date”) by and between Synaffix B.V., with an office at Pivot Park Oss, Noord-Brabant, Kloosterstraat 9, 5349 AB, Oss, The Netherlands (“SNFX”) and Mersana Therapeutics, Inc., with an office at 840 Memorial Drive, Cambridge, Massachusetts 02139, USA (“MERSANA”). SNFX and MERSANA are each referred to herein by name or, individually, as a “Party” or, collectively, as “Parties.”
BACKGROUND
WHEREAS SNFX Controls (as defined below) the Licensed Technology (as defined below); and
WHEREAS, SNFX desires to grant to MERSANA a non-exclusive license, and MERSANA desires to receive from SNFX a non-exclusive license, to the Licensed Technology to Develop, Manufacture, Commercialize and` otherwise Exploit Products against Licensed Targets (each as defined below) in accordance with, and pursuant to, the terms and conditions of this CLOA;
NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements provided herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, SNFX and MERSANA hereby agree as follows:
ARTICLE 1
DEFINITIONS
As used in this CLOA, capitalized terms shall have the meanings indicated in this Article 1 or as specified elsewhere in this CLOA:
1.1“Affiliate” means, with respect to a Party, any Person that, directly or indirectly, through one (1) or more intermediaries, controls, is controlled by, or is under common control with such Party. For purposes of this Section 1.1, the term “control” means (a) the direct or indirect ownership of fifty percent (50%) or more of the voting securities entitled to elect the directors or management of the entity, or (b) the ability to otherwise control the management thereof.
1.2“Agent” means a Third Party escrow agent appointed by SNFX who shall confidentially maintain a list of Unavailable Targets. On the Effective Date, the Agent is Prof. Jean-Paul Vulliéty, Partner at Lalive Avocats, 35, Rue de la Mairie, P.O. Box 6569, 1211Geneva 6, Switzerland, having an email address at jpvulliety@lalive.law.
1.3“Bankruptcy Code” has the meaning set forth in Section 2.9.

Exhibit 10.1
CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO MERSANA THERAPEUTICS, INC. IF PUBLICLY DISCLOSED
1.4“Business Day” means a day on which national banks located in the Commonwealth of Massachusetts and the Netherlands are open for commercial banking business other than a Saturday or Sunday.
1.5“Calendar Quarter” means a three (3) month period beginning on January 1, April 1, July 1 or October 1 of any Calendar Year, except that (a) the first Calendar Quarter of the Term shall extend from the Effective Date to the end of the first full Calendar Quarter thereafter, and (b) the last Calendar Quarter of the Term shall end upon the expiration or termination of this Agreement.
1.6“Calendar Year” means (a) for the first Calendar Year, the period commencing on the Effective Date and ending on December 31 of the year during which the Effective Date occurs, (b) for the last Calendar Year, the period commencing on January 1 of the last year of the Term, and ending on the last day of the Term, and (c) each interim period of twelve (12) months commencing on January 1 and ending on December 31.
1.7“Clinical Trial” means a clinical investigation in human subjects that has been approved by a Regulatory Authority and is intended to discover or verify the clinical, pharmacological and/or other pharmacodynamic effects of a Product, and/or to identify any adverse reactions to a Product, and/or to study absorption, distribution, metabolism, and/or excretion of a Product with the objective of ascertaining its safety, activity and/or efficacy.
1.8“Commercialize” or “Commercialization” means any and all activities of marketing, promoting, distributing, offering for sale or selling a Product in the Field in the Territory, including, for example, marketing, branding, pricing, distribution, sales, obtaining health insurance reimbursement coverage, market research, business analytics, pharmacovigilance and medical affairs activities, pre-commercial launch market development activities conducted in anticipation of Regulatory Approval to sell or market the Product, seeking Pricing Approval for the Product (if applicable), preparing advertising and promotional materials, sales force training, and all interactions and correspondence with a Regulatory Authority regarding Clinical Trials commenced following Regulatory Approval. When used as a verb, “Commercialize” means to engage in Commercialization.
1.9“Commercially Reasonable Efforts” means: (a) with respect to the efforts to be expended by a Party with respect to any objective other than Developing, Manufacturing, Commercializing or otherwise Exploiting a Product, such reasonable, diligent, and good faith efforts as such Party would normally use to accomplish a similar objective under similar circumstances; and (b) with respect to any objective relating to Developing, Manufacturing, Commercializing or otherwise Exploiting a Product by a Party, that level of efforts and resources that such Party would normally devote to the performance of such activities for a product owned by it, which is of a similar commercial potential at a similar stage in its lifecycle, in each case taking into account issues of safety and efficacy, product profile, the proprietary position, the then-current competitive environment for such product and the likely timing of such product’s entry into the market, the pricing and launching strategy for such product, the regulatory environment and status of such product, and any other relevant factors, including other scientific,

Exhibit 10.1
CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO MERSANA THERAPEUTICS, INC. IF PUBLICLY DISCLOSED
technical and commercial factors. For clarity, Commercially Reasonable Efforts will not mean that a Party guarantees that it will actually accomplish the applicable task or objective.
1.10“Confidential Information” means all information, including technical, scientific and other information, Know-How, invention disclosures, patent applications, trade secrets, knowledge, technology, means, methods, processes, practices, proprietary materials, formulas, instructions, skills, techniques, procedures, specifications, data, results and other material, pre-clinical and clinical trial results, and any tangible embodiments of any of the foregoing, and any scientific, manufacturing, marketing and business plans, any financial and personnel matters relating to a Party or its present or future products, sales, suppliers, customers, employees, investors or business, that has been disclosed by or on behalf of such Party or such Party’s Affiliates to the other Party or the other Party’s Affiliates, in any manner, whether orally, visually, or in tangible form, either in connection with the discussions and negotiations pertaining to this CLOA or in the course of performing this CLOA.
1.11“Control” or “Controlled” means, with respect to any information, material or Intellectual Property Right not in the public domain, possession of the right, whether directly or indirectly, by a Party or its Affiliates, of the ability, whether by sole or joint ownership, license or otherwise (other than by operation of the licenses and other grants in this CLOA) to grant the right to access or use, or to grant a license, sublicense or other right (including the right to reference Regulatory Documentation) to or under such information, material or Intellectual Property Right, as applicable, without violating the terms of any agreement or other arrangement with any Third Party.
1.12“Cover,” “Covering” or “Covered” means, with respect to a Patent in a country, that the Development, Manufacture or Commercialization of a Product in such country would, but for the ownership of or grant of a license to such Patent, infringe a Valid Claim of such Patent.
1.13“CMO” or “CMOs” has the meaning set forth in Section 2.7.
1.14“Designated Target” has the meaning set forth in Section 2.2(c).
1.15“Develop” or “Development” means to discover, research or otherwise develop a process, compound or product, including conducting non-clinical, pre-clinical and clinical research and development activities, including toxicology, pharmacology and other pre-clinical development efforts, test method development and stability testing, process development, formulation development, delivery system development, quality assurance and quality control development, process and manufacturing scale-up and other manufacturing activities related to developing a product, statistical analysis, clinical pharmacology, clinical studies (including Clinical Trials and pre-approval studies), regulatory affairs, and Regulatory Approval and clinical study regulatory activities.
1.16“Development Milestone Event” has the meaning set forth in Section 3.3.
1.17“Development Milestone Payment” has the meaning set forth in Section 3.3.

Exhibit 10.1
CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO MERSANA THERAPEUTICS, INC. IF PUBLICLY DISCLOSED
1.18“EMA” means the European Medicines Agency and any successor agency thereto.
1.19“EU” means all countries that are officially recognized as member states of the European Union as of the Effective Date (which shall for the purposes of this CLOA include the United Kingdom even after it has ceased to be a member of the EU), Norway, Switzerland and all countries that are officially added into and recognized as member states of the European Union after the Effective Date.
1.20“Executive Officer” shall mean for SNFX, the Chief Executive Officer of SNFX (or such individual’s designee), and, for MERSANA, the Chief Executive Officer of MERSANA (or such individual’s designee). If either position is vacant or either position does not exist, then the individual having the most nearly equivalent position (or such individual’s designee) shall be deemed to be the Executive Officer of the relevant Party.
1.21“Exploit” means make, have made, import, use, sell or offer for sale, including to research, Develop, Commercialize, register, Manufacture, have Manufactured, hold or keep (whether for disposal or otherwise), have used, export, transport, distribute, promote, market or have sold or otherwise dispose of.
1.22“FD&C Act” means the U.S. Federal Food, Drug, and Cosmetic Act (21 U.S.C. §301, et seq.), as amended, together with any rules, regulations and requirements promulgated thereunder (including any amendments, additions, supplements, extensions and modifications thereto).
1.23“FDA” means the U.S. Food and Drug Administration, or any successor agency thereto.
1.24“Field” means the therapeutic use of antibody-drug conjugates in all human conditions, diseases and disorders.
1.25“Final Target Verification” has the meaning set forth in Section 2.2(b)(4).
1.26“First Commercial Sale” means, with respect to a Product in any country in the Territory, the first sale of such Product by MERSANA or its Affiliates or Sublicensees to a Third Party in such country for which monetary value has been received following, if required by Law to sell such Product, Regulatory Approval and Pricing Approval, but excluding the sale of any Product for use in any Clinical Trial or for compassionate, named patient (paid or unpaid) use.
1.27“Good Clinical Practices” or “GCP” means the then-current standards for designing, conducting, recording, and reporting trials that involve the participation of human subjects as are required by applicable Regulatory Authorities or Law in the relevant jurisdiction. In the United States, GCP shall be based on Good Clinical Practices established through FDA guidances (including Guideline for Good Clinical Practice – ICH Harmonized Tripartite Guideline (ICH E6)), and, outside the United States, GCP shall be based on Guideline for Good

Exhibit 10.1
CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO MERSANA THERAPEUTICS, INC. IF PUBLICLY DISCLOSED
Clinical Practice – ICH Harmonized Tripartite Guideline (ICH E6), as each may be amended and/or updated from time to time.
1.28“Good Laboratory Practices” or “GLP” means the then-current good laboratory practice standards promulgated or endorsed by the FDA, as defined in U.S. 21 C.F.R. Part 58 (or such other comparable regulatory standards in jurisdictions outside the United States), as may be amended and/or updated from time to time.
1.29“Good Manufacturing Practices” or “GMP” means all applicable then-current standards relating to manufacturing practices for fine chemicals, intermediates, bulk products and/or finished pharmaceutical products, including (a) all applicable requirements detailed in the FDA’s current Good Manufacturing Practices regulations, U.S. 21 C.F.R. Parts 210 and 211 and “The Rules Governing Medicinal Products in the European Community, Volume IV, Good Manufacturing Practice for Medicinal Products,” as each may be amended and/or updated from time to time, and (b) all applicable Laws promulgated by any Regulatory Authority having jurisdiction over the manufacture of any Product, as applicable.
1.30“Governmental Entity” means any regional, central, multi- or supra-national, federal, state, provincial, municipal or local court, commission, council or governmental, regulatory or administrative body, board, bureau, branch, agency, instrumentality, authority or tribunal, division or any subdivision thereof.
1.31“Improvement” or “Improvements” means any discovery, invention, idea, contribution, method, finding, trade secret, or improvement, whether or not patentable, and all intellectual property therein, that is conceived, reduced to practice, or otherwise Developed by or on behalf of a Party or its Affiliates, in the course of Developing or Manufacturing a Product for a Licensed Target under this CLOA and the Supply Agreement, that is, subject to Section 5.2, a modification, improvement, alteration or enhancement to the Licensed Technology or MERSANA Technology, as applicable.
1.32“IND” means (a) in the United States, an Investigational New Drug Application, as defined in the FD&C Act, filed with the FDA that is required to be filed with the FDA before conducting a Clinical Trial (including all supplements and amendments that may be filed with respect to the foregoing), and (b) any foreign counterpart of the foregoing (such as a Clinical Trial Application in the EU).
1.33“Infringement Claim” has the meaning set forth in Section 5.7.
1.34“Initial Target” means the first Target selected by MERSANA as of the Effective Date, identified as [***], with a common name of [***].
1.35“Initial Target License Fee” has the meaning set forth in Section 3.1.
1.36“Intellectual Property Rights” means Patents, copyrights, database rights, Know-How, and similar rights of any type (excluding trademarks) under the Laws of any Governmental

Exhibit 10.1
CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO MERSANA THERAPEUTICS, INC. IF PUBLICLY DISCLOSED
Entity, including all applications, registrations, extensions and renewals relating to any of the foregoing.
1.37“Joint Improvement” has the meaning set forth in Section 5.2(c).
1.38“Joint Improvement Patent” means any Patent that claims or discloses any discovery, invention, idea, contribution, method, finding, trade secret or improvement included in a Joint Improvement.
1.39“Know-How” means all technical information and other technical subject matter, proprietary methods, ideas, concepts, formulations, discoveries, inventions, devices, technology, trade secrets, compositions, designs, formulae, know-how, show-how, specifications, drawings, techniques, results, data, processes, methods, procedures, designs and regulatory correspondence and information (including pharmacological, toxicological, pre-clinical, clinical and manufacturing test data, manufacturing protocols, analytical methods and data, quality control data and process validation), whether or not patentable, including any tangible embodiments of the foregoing.
1.40“Knowledge” means, with respect to a Party or its Affiliates, the good faith understanding of the facts and information in possession of an executive officer of, or in-house legal counsel of, or in-house patent agents employed by, such Party or its Affiliates after (a) inquiry of in-house employees with relevant knowledge and outside legal counsel and (b) reasonable investigation of the relevant internal records of a Party. For purposes of this definition, an “executive officer” shall mean any person in the position of vice president, senior vice president, president or chief executive officer of a Party or any of its Affiliates.
1.41“Law” means, individually and collectively, any and all laws, statues, ordinances, orders, rules, rulings, directives and regulations (including written governmental interpretations thereof, the guidance related thereto, or the application thereof) of any kind whatsoever of any Governmental Entity or Regulatory Authority, and any judicial, governmental, or administrative order, judgement, decree, or ruling, within the applicable jurisdiction.
1.42“License” has the meaning set forth in Section 2.2(c).
1.43“License Fee” means each of the license fees referred to in Sections 3.1 and 3.2 hereof, and “License Fees” means all such license fees collectively.
1.44“Licensed Know-How” means all Know-How, including the Know-How listed on Schedule 2 hereof, but only to the extent (a) Controlled by SNFX or any of its Affiliates as of the Effective Date or at any time during the Term, and (b) reasonably necessary or useful to Develop, Manufacture, Commercialize or otherwise Exploit an antibody-drug conjugate obtained by [***].
1.45“Licensed Patents” means those Patents Controlled by SNFX or any of its Affiliates as of the Effective Date or at any time during the Term, including those Patents listed

Exhibit 10.1
CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO MERSANA THERAPEUTICS, INC. IF PUBLICLY DISCLOSED
in Schedule 1 attached hereto, that are reasonably necessary or useful to Develop, Manufacture, Commercialize or otherwise Exploit an antibody-drug conjugate obtained by [***].
1.46“Licensed Target” has the meaning set forth in Section 2.2(c).
1.47“Licensed Technology” means the Licensed Know-How and the Licensed Patents.
1.48“Litigation Costs” has the meaning set forth in Section 8.1.
1.49“Losses” has the meaning set forth in Section 8.1.
1.50“Major Market Country” means each of [***].
1.51“Manufacture” or “Manufacturing” means all operations necessary or appropriate to make, test, release, package, store, label, supply and ship a Product, in accordance with applicable packaging, controls, industry standards, GMPs, applicable Laws, and the Product’s specifications.
1.52“Manufacturing Processes” has the meaning set forth in Section 2.6.
1.53“Material” or “Materials” has the meaning set forth in Section 2.5.
1.54“Material Transfer Agreement” or “MTA” means that certain Materials Transfer Agreement by and between the Parties with an effective date of November 17, 2017, as amended by that certain Materials Transfer Agreement Amendment #1 dated as of August 22, 2018, and as further amended by that certain Materials Transfer Agreement Amendment #2 dated as of December 30, 2018, that are attached to this CLOA as Exhibit A through Exhibit C, respectively.
1.55“MERSANA Indemnitees” has the meaning set forth in Section 8.2.
1.56“MERSANA Technology” means MERSANA’s proprietary technology used for the creation, identification, Development, Manufacture, Commercialization or other Exploitation of antibody-drug conjugates, including, but not limited to, linkers and payloads.
1.57“Mutual Non-Disclosure Agreement” means that certain Mutual Non-Disclosure Agreement by and between the Parties with an effective date of October 14, 2015, as amended by that certain Confidential Disclosure Agreement Amendment with an effective date of October 13, 2018.
1.58“NDA” means a “New Drug Application,” as defined in the FD&C Act and applicable regulations promulgated thereunder by the FDA and all amendments and supplements thereto filed with the FDA, or the equivalent application filed with any Regulatory Authority, including all documents, data, and other information concerning Product, which are necessary for gaining Regulatory Approval to market and sell Product in the relevant jurisdiction.

Exhibit 10.1
CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO MERSANA THERAPEUTICS, INC. IF PUBLICLY DISCLOSED
1.59“Net Sales” means the gross amounts invoiced for a Product by MERSANA, its Affiliates and their respective Sublicensees for sales or other disposition of such Product to a Third Party purchaser, less the following to the extent that the following are directly incurred with respect to a Product, or allocated specifically to a Product in accordance with generally accepted accounting principles consistently applied across the books and records of MERSANA, its Affiliates and their respective Sublicensees, as applicable:
(a)customer, trade, quantity and cash discounts actually allowed with respect to such sales which effectively reduce the selling price and are appropriately deducted from sales under appropriate accounting principles, consistently applied;
(b)rejected goods, damaged or defective goods, recalls, returns, rebates, field destroys, reimbursements, chargebacks and other allowances actually allowed with respect to such sales;
(c)retroactive price reductions that are actually allowed or granted;
(d)deductions to the gross invoice price of Product imposed by Regulatory Authorities or other Governmental Entities;
(e)sales (such as VAT or its equivalent) and excise taxes, other consumption taxes, and customs duties (excluding any taxes paid on the income from such sales) to the extent the selling Person is not otherwise entitled to a credit or a refund for such taxes or duties;
(f)a reasonable reserve for non-collectable receivables related to Product (provided that, such amounts shall not exceed two percent (2%) of Net Sales in a given Calendar Year and that if such amounts are later collected, they shall be included in Net Sales in the Calendar Quarter of collection); and
(g)charges for packing, freight, shipping and insurance (to the extent separately stated on the invoice).
To the extent that MERSANA, its Affiliates and its Sublicensees receive consideration other than or in addition to cash upon the sale or disposition of a Product to a Third Party purchaser, Net Sales for such Product shall be calculated based on the average price of such Product sold for cash during the period based on the quantity of Product sold. The Parties agree that such price, less any cash consideration received with respect to a Product, reflects the fair market value of any non-cash consideration received with respect to such Product.

Any Products for which no monetary consideration is received that are used for promotional or advertising purposes, used for free samples, or otherwise distributed to patients unable to purchase the same (including patients in Clinical Trials or compassionate use programs) shall not be included in Net Sales. Donations for charity reasons (to avoid doubt, for which no monetary consideration is received) shall also not be included in Net Sales.

Exhibit 10.1
CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO MERSANA THERAPEUTICS, INC. IF PUBLICLY DISCLOSED
If any Product is sold as part of a Combination Product (as defined below), the Net Sales for such Product shall be determined by multiplying the applicable Net Sales of the Product (as determined without the application of this paragraph) by the fraction, A/(A+B), where A is the average per unit sale price of the Product component of the Combination Product when sold separately as a stand-alone product in finished form in the country in which the Combination Product is sold and B is the average per unit sale of the other active ingredients contained in the Combination Product when sold separately as stand-alone products in finished form in the country in which the Combination Product is sold, in each case during the applicable royalty reporting period in accordance with Section 3.5(b) or, if sales of such stand-alone products did not occur in such country in the applicable period, then in the most recent royalty reporting period in which such sales of such stand-alone products occurred in such country. If such average sale prices cannot be determined, Net Sales shall be mutually agreed upon by the Parties based on the relative fair market value of each component, such agreement not to be unreasonably withheld. As used herein, “Combination Product” means any pharmaceutical product that consists of a Product as well as one or more other active therapeutic ingredients, other than an active therapeutic ingredient conjugated to such Product.

1.60“Notice Period” has the meaning set forth in Section 10.2(b).
1.61“Option Notice” has the meaning set forth in Section 2.2(b)(5).
1.62“Option Term” has the meaning set forth in Section 2.2(a).
1.63“Patents” means any and all national, regional and international: (a) patents and pending patent applications (including provisional patent applications); (b) patent applications filed from the foregoing or from an application claiming priority to the foregoing, including all provisional applications, converted provisionals, continuations, continuations-in-part, continued prosecution, divisional and substitute applications, renewals, continued prosecution applications and all patents granted thereon; (c) patents-of-addition, revalidations, reissues, reexaminations and extensions or restorations (including any supplementary protection certificates and the like) by existing or future extension or restoration mechanisms, including patent term adjustments, patent term extensions, supplementary protection certificates or the equivalent thereof; (d) inventor’s certificates, utility models, petty patents, innovation patents and design patents; (e) other forms of government-issued rights substantially similar to any of the foregoing, including so-called pipeline protection or any importation, revalidation, confirmation or introduction patent or registration patent or patent of additions to any of such foregoing; and (f) United States and foreign counterparts of any of the foregoing.
1.64“Person” means any individual, corporation, partnership, association, joint-stock company, trust, unincorporated organization or government or political subdivision thereof.
1.65“Phase 1 Trial” means (a) both a Phase 1a Trial and a Phase 1b Trial, or (b) a single trial that may contain elements of both a Phase 1a Trial and a Phase 1b Trial.
(a)“Phase 1a Trial” means a Clinical Trial of a compound, the principal purpose of which is a preliminary determination of safety, pharmacokinetics, and

Exhibit 10.1
CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO MERSANA THERAPEUTICS, INC. IF PUBLICLY DISCLOSED
pharmacodynamic parameters in healthy individuals or patients, as described in 21 C.F.R. 312.21(a), or a similar clinical study prescribed by the Regulatory Authorities in a foreign country.
(b)“Phase 1b Trial” means a Clinical Trial of a compound, the principal purpose of which is a further determination of safety and pharmacokinetics (including exploration of trends of a biomarker-based or clinical endpoint-based efficacy relationship to dose which are not designed to be statistically significant) of the compound whether or not in combination with concomitant treatment after an initial Phase 1a Clinical Trial, prior to commencement of Phase 2 Clinical Trials or Phase 3 Clinical Trials, and which provides (itself or together with other available data) sufficient evidence of safety to be included in filings for a Phase 2 Clinical Trial or a Phase 3 Clinical Trial with Regulatory Authorities, or a similar clinical study prescribed by the Regulatory Authorities in a foreign country.
1.66“Phase 2 Trial” means a Clinical Trial of a product in any country that would satisfy the requirements of U.S. 21 C.F.R. Part 312.21(b) and is intended to explore a variety of doses, dose response, and duration of effect, and to generate evidence of clinical safety and effectiveness for a particular indication or indications in a target patient population, or a similar clinical study prescribed by the relevant Regulatory Authorities in a country other than the United States.
1.67“Phase 3 Trial” means a Clinical Trial of a product in any country that would satisfy the requirements of U.S. 21 C.F.R. Part 312.21(c) and is intended to (a) establish that the product is safe and efficacious for its intended use, (b) define contraindications, warnings, precautions and adverse reactions that are associated with the product in the dosage range to be prescribed, and (c) support Regulatory Approval for such product, or a similar clinical study prescribed by the relevant Regulatory Authorities in a country other than the United States.
1.68“Pivotal Clinical Trial” means a Clinical Trial of a product on a sufficient number of subjects that, prior to commencement of the trial, satisfies both of the following ((a) and (b)):
(a)such trial is designed to establish that such product has an acceptable safety and efficacy profile for its intended use, and to determine warnings, precautions, and adverse reactions that are associated with such product in the dosage range to be prescribed, which trial is intended to support Regulatory Approval of such product, or a similar clinical study prescribed by the FDA, EMA or other applicable Regulatory Authority; and
(b)such trial is a registration trial sufficient for filing an application for a Regulatory Approval for such product in the U.S. or another country or some or all of an extra-national territory, as evidenced by (i) an agreement with or statement from the FDA, the EMA or other applicable Regulatory Authority on a Special Protocol Assessment or equivalent, or (ii) other guidance or minutes issued by the FDA, EMA or other applicable Regulatory Authority, for such registration trial.
1.69“Pricing Approval” means, in a country where a Governmental Entity authorizes reimbursement for, or approves or determines pricing for, biopharmaceutical products, receipt

Exhibit 10.1
CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO MERSANA THERAPEUTICS, INC. IF PUBLICLY DISCLOSED
(or, if required to make such authorization, approval or determination effective, publication) of such reimbursement authorization or pricing approval or determination (as the case may be).
1.70“Product” means any product comprising or consisting of an antibody-drug conjugate against a Licensed Target that uses or incorporates Mersana Technology and (a) which uses or comprises the Licensed Technology; or (b) which is Covered by any Valid Claim of the Licensed Patents.
1.71“Prosecute” or “Prosecution” means, with respect to Patents, the filing for, prosecuting, responding to oppositions, nullity actions, re-examinations, revocation actions and similar proceedings (including conducting or participating in interference and oppositions) filed by Third Parties against, and maintaining, Patents.
1.72“Regulatory Approval” means, with respect to a country or jurisdiction within the Territory, final regulatory approval (excluding Pricing Approval) required for the Manufacture and Commercialization of a Product for a disease or condition in accordance with the Laws of such country or jurisdiction. In the United States, its territories and possessions, Regulatory Approval means approval of a NDA, Biologics License Application or an equivalent by the FDA. In the EU, Regulatory Approval means marketing authorization from the EMA.
1.73“Regulatory Authority” means any national (e.g., the FDA), supranational (e.g., the EMA), regional, state or local regulatory agency, department, bureau, commission, council or other Governmental Entity in any jurisdiction of the world involved in the granting of Regulatory Approval or Pricing Approval for biopharmaceutical products.
1.74“Regulatory Documentation” means all submissions to Regulatory Authorities and other Governmental Entities, including for Clinical Trials, preclinical trials, tests, and biostudies, relating to a Product, including all INDs, NDAs, Biologics License Application, Regulatory Approvals and Pricing Approvals, as well as all correspondence with Governmental Entities (registration and licenses, pricing and reimbursement correspondence, regulatory drug lists, advertising and promotion documents), adverse event files, complaint files, Manufacturing records and inspection reports.
1.75“Representatives” means a Party’s Affiliates and its and their officers, directors, employees, contractors, agents (including internal and external legal counsel and accountants) and advisors.
1.76“Reservation Fee” has the meaning set forth in Section 2.2(b)(7).
1.77“Reservation Notice” has the meaning set forth in Section 2.2(b)(5).
1.78“Reservation Period” has the meaning set forth in Section 2.2(b)(7).
1.79“Reserved Target” has the meaning set forth in Section 2.2(b)(7).
1.80“Royalty Term” means, on a Product-by-Product and country-by-country basis, the period beginning on the First Commercial Sale of such Product in such country and ending

Exhibit 10.1
CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO MERSANA THERAPEUTICS, INC. IF PUBLICLY DISCLOSED
on the expiration, cessation of enforceability or abandonment of the last Valid Claim in all Licensed Patents that Cover such Product in such country.
1.81“Sales Milestone Event” has the meaning set forth in Section 3.4.
1.82“Sales Milestone Payment” has the meaning set forth in Section 3.4.
1.83“Sublicense Agreement” has the meaning set forth in Section 2.3.
1.84“Sublicensee” means a Third Party to whom MERSANA or its Affiliate enters into a Sublicense Agreement hereunder to Develop, Manufacture, Commercialize, or otherwise Exploit a Product, but excluding wholesalers and other physical distributors. For the avoidance of doubt, if MERSANA sells to a wholesaler and/or other physical distributor, such sale to such wholesaler and/or distributor shall be deemed a sale for purposes of calculating Net Sales hereunder.
1.85“SNFX Indemnitees” has the meaning set forth in Section 8.1.
1.86“Supply Agreement” shall mean the supply agreement to be negotiated and agreed upon between the Parties, the key terms of which are attached as Schedule 3 hereto.
1.87“Target” means the specific protein (including any glyco or lipoprotein) and any unique fragment, peptide, epitope or isoform thereof, and any naturally occurring allelic variant or splice variants thereof, that are encoded by the same gene.
1.88“Target Approval Request Notice” has the meaning set forth in Section 2.2(b)(1).
1.89“Tech Transfer” has the meaning set forth in Section 2.6.
1.90“Term” has the meaning set forth in Section 10.1.
1.91“Terminated Target” has the meaning set forth in Section 10.2(a).
1.92“Territory” means worldwide.
1.93“Three-way Mutual Non-Disclosure Agreement” means that certain 3-Way Mutual Non-Disclosure Agreement by and between the Parties and Me Jean-Paul Vulliety (escrow agent) with an effective date of August 2, 2018, as amended by that certain Confidential Disclosure Agreement Amendment with an effective date of November 29, 2018, that is attached to this CLOA as Exhibit D and Exhibit E, respectively.
1.94“Third Party” means any Person other than SNFX, MERSANA or any Affiliate of either SNFX or MERSANA.
1.95“Unavailable Target” means, with respect to a Target, any Target for which (a) SNFX or any of its Affiliates has granted an exclusive license or an exclusive option to a license, that in either case has not expired or terminated, to a Third Party to Develop, Manufacture,

Exhibit 10.1
CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO MERSANA THERAPEUTICS, INC. IF PUBLICLY DISCLOSED
Commercialize and otherwise Exploit a product against the Target that would conflict with the grant of rights with respect to such Target to MERSANA hereunder prior to the date Agent sends notice of Final Target Verification (as defined herein) to MERSANA, (b) SNFX has notified MERSANA that it has reserved for itself or its Affiliates such Target (without, for the avoidance of doubt, any obligation to conduct Development activities with respect to such Target); provided that the number of such reserved Targets shall not exceed three (3) at any given time and SNFX will not add or substitute any reserved Targets more than one (1) time per Calendar Quarter, or (c) SNFX has initiated a bona fide program for Development of a product against the Target, for which SNFX has approved a research plan, has identified an antibody-drug conjugate or other product against such Target to be used in such program, and has commenced activities to make an antibody-drug conjugate or other product against such Target, and in the case of clause (a), (b) or (c), SNFX has provided written notice thereof to Agent prior to the date Agent sends notice of Final Target Verification to MERSANA.
1.96“Valid Claim” means, with respect to a Patent in a country, any claim of an (a) issued patent that has not (i) been held unpatentable, unenforceable or invalid by a court or other Governmental Entity of competent jurisdiction in a decision that is not appealed or is unappealable, or (ii) expired, irretrievably lapsed or been abandoned, revoked, admitted to be invalid or unenforceable through reissue, dedicated to the public or disclaimed, or (b) application for a Patent that (i) has been pending for less than [***] years and is being prosecuted in good faith and has not been cancelled, withdrawn or abandoned or (ii) has not been admitted to be invalid or unenforceable through reissue, reexamination, or disclaimer, and which is not subject to an interference claim.
1.97Unless the context of this CLOA otherwise requires: (a) words of any gender include each other gender; (b) words using the singular or plural number also include the plural or singular number, respectively; (c) the terms “hereof,” “herein,” “hereby” and derivative or similar words refer to this entire CLOA; (d) the terms “Article,” “Section” or “Exhibit” refer to the specified Article, Section or Exhibit of this CLOA; and (e) the term “including” means “including without limitation” and “but not limited to”; (f) the words “will” and “shall” have the same meaning and (g) all references to monetary amounts are to United States of America currency (U.S. Dollars). Whenever this CLOA refers to a number of days, such number shall refer to calendar days. The preamble to this CLOA and the descriptive headings of Articles and Sections are inserted solely for convenience of reference and are not intended as complete or accurate descriptions of the content of this CLOA or of such Articles or Sections.
ARTICLE 2
LICENSES, SUPPLY AND TECHNOLOGY TRANSFER
2.1Non-Exclusive License for the Initial Target.
(a)During the Term and thereafter as provided in Sections 10.3(a)(2) and 10.3(a)(3) and in accordance with the terms and conditions of this CLOA, SNFX, on behalf of itself and its Affiliates, shall grant and does hereby grant to MERSANA and its Affiliates a non-exclusive, transferable only in accordance with Section 11.5, royalty-bearing right and license, with the right to grant sublicenses (through multiple tiers) only in accordance with Section 2.3, to

Exhibit 10.1
CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO MERSANA THERAPEUTICS, INC. IF PUBLICLY DISCLOSED
and under the Licensed Technology to Develop, Manufacture, Commercialize and otherwise Exploit Products that are, in each case, against the Initial Target, in the Field in the Territory.
(b)SNFX, on behalf of itself and its Affiliates, shall grant and does hereby grant to MERSANA and its Affiliates a non-exclusive, transferable only in accordance with Section 11.5, royalty-free right and license, with the right to grant sublicenses (through multiple tiers) solely to Third Parties acting on MERSANA’s behalf and in accordance with Section 2.3, to use the Materials (as defined herein) supplied pursuant to Section 2.5 to conduct internal research and perform or have performed Manufacturing activities for such research for the purpose of determining whether to exercise an option right hereunder (i) after confirmation that a Target is not an Unavailable Target, (ii) after reservation of such Target (including payment of the applicable Reservation Fee for such Target) pursuant to Section 2.2(b)(7), and (iii) during the corresponding Reservation Period for such Target.
2.2Option Right and Non-Exclusive License for Additional Targets
(a)At any time on or after the Effective Date and until the option term expiration date set forth below in this Section 2.2(a) on a Target-by-Target basis for each corresponding Target (as applied to each Target, the “Option Term” for such Target) MERSANA may exercise its option to obtain non-exclusive licenses, under the Licensed Technology, for Products against [***]additional Targets (i.e., [***]) in the Field, in the Territory, provided however, that each such additional Target is not an Unavailable Target on the day that the Agent provides notice of Final Target Verification (as defined below) to MERSANA for such Target. The option right for each of [***] will expire on a Target-by-Target basis upon the corresponding Option Term expiration date shown below if such option right remains unexercised on such expiration date.

Target Number	Option Term Expiration Date
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
(b)During any applicable Option Term, MERSANA may exercise its reservation and option rights for the corresponding Target set forth in Section 2.2(a) as follows:
(1)MERSANA shall send a written notice to the Agent identifying the Target it wishes to confirm is not an Unavailable Target and/or reserve for the purpose of the grant of a License under Section 2.2(c) of this CLOA (“Target Approval Request Notice”); provided, however, that the Agent shall not be required to process more than [***] such requests at the same time.
(2)Within [***] days after its receipt of the Target Approval Request Notice, the Agent shall verify, and confirm in writing to MERSANA and SNFX, whether the

Exhibit 10.1
CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO MERSANA THERAPEUTICS, INC. IF PUBLICLY DISCLOSED
requested Target is an Unavailable Target and, if the Target is an Unavailable Target, whether the Unavailable Target is an Unavailable Target as a result clause (b) or clause (c) of Section 1.95.
(3)If the proposed Target is an Unavailable Target, MERSANA will not have exhausted any of its rights to designate another Target and the above procedure may be repeated by MERSANA until such a notice is made with respect to a Target that is not an Unavailable Target; and provided, further, that such process shall not extend or otherwise alter the Option Term specified for any given Target as set forth in Section 2.2(a).
(4)If the Target requested by MERSANA is not an Unavailable Target, the Agent shall confirm in writing to MERSANA that the Target is available for the grant of a License within [***] days after its receipt of the Target Approval Request Notice (“Final Target Verification”). On the date the Agent sends a Final Target Verification notice to MERSANA, a Target shall not become an Unavailable Target (i) during the applicable Reservation Period (as defined below) subject to MERSANA following the Target reservation process set forth in Sections 2.2(b)(5) and 2.2(b)(7), including paying the applicable Reservation Fee, or (ii) unless and until MERSANA does not timely (A) provide the Option Notice (as defined below) and (B) make payment of the appropriate License Fee (as defined below) for such Target. MERSANA shall not make any further Target Approval Request Notices in any specific Calendar Quarter after the Agent has confirmed in writing to MERSANA two (2) times in such Calendar Quarter that a Target is not an Unavailable Target and is available for the grant of a License. Furthermore, Agent shall not be asked to process any further Target Approval Request Notices in any specific Calendar Quarter after the Agent has identified two (2) times in such Calendar Quarter that a Target is not an Unavailable Target and is available for the grant of a License.
(5)Within [***] Days after receiving such Final Target Verification, MERSANA may provide written notification to SNFX of its right to either (i) reserve the Target subject to Section 2.2(b)(7) (the “Reservation Notice”) or (ii) exercise the option right under this Section 2.2(b) (the “Option Notice”), and in the case of either (i) or (ii), the Reservation Notice or Option Notice (as applicable) shall indicate the identity of the Target, which shall be specified by its common name and UniProtKB/Swiss-Prot number.
(6)With respect to each Option Notice, within [***] days after MERSANA provides SNFX with such Option Notice, and following receipt of a written invoice, MERSANA shall pay the appropriate License Fee to SNFX, as set forth in Section 3.2, with respect to such Target.
(7)During the applicable Option Terms, MERSANA may exercise its option to reserve up to five (5) Targets that are not Unavailable Targets (each, a “Reserved Target”) pursuant to a Reservation Notice for a period of up to [***]months each (the “Reservation Period”); provided that the maximum number of Reserved Targets cannot exceed the number of remaining Targets that MERSANA has not yet exercised its option rights to under this Section 2.2(b). With respect to any Reserved Target, such Target shall not become an Unavailable Target during the applicable Reservation Period. MERSANA shall pay to SNFX a

Exhibit 10.1
CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO MERSANA THERAPEUTICS, INC. IF PUBLICLY DISCLOSED
one-time non-refundable reservation issuance fee for each Reserved Target of [***](each, a “Reservation Fee”) within [***] days after MERSANA provides SNFX with a Reservation Notice for such Target, and following receipt of a written invoice from SNFX. If MERSANA subsequently elects to exercise its option right under this Section 2.2(b) for a Reserved Target during the Reservation Period, then MERSANA shall provide an Option Notice and pay the remainder of the License Fee owed pursuant to the procedures set forth in Section 2.2(b)(6); provided that the Reservation Fee previously paid by MERSANA shall be deducted from the License Fee owed by MERSANA under Section 3.2 for such Target. If MERSANA does not subsequently elect to exercise its option right under this Section 2.2(b) for a Reserved Target during the Reservation Period, then the Reservation Fee paid by MERSANA for such Reserved Target shall be deemed to be final, nonrefundable and noncreditable against any other payments owed by MERSANA to SNFX.
(c)Only upon MERSANA exercising its option right for a given Target by (i) obtaining Final Target Verification for such Target, (ii) providing its Option Notice for such Target, and (iii) making payment of the appropriate License Fee, shall the option right of MERSANA be considered fully exercised with respect to such Target (each such Target, a “Designated Target”) whereby, during the Term and thereafter as provided in Section 10.3(a)(2), and in accordance with the terms and conditions of this CLOA, SNFX, on behalf of itself and its Affiliates, shall grant and does hereby grant to MERSANA and its Affiliates a non-exclusive, transferable only in accordance with Section 11.5, royalty-bearing right and license, with the right to grant sublicenses (through multiple tiers) only in accordance with Section 2.3, to and under the Licensed Technology to Develop, Manufacture, Commercialize and otherwise Exploit Products that are, in each case, against such Designated Target, in the Field in the Territory (each such grant, a “License,” and each such Designated Target, including the Initial Target, a “Licensed Target”).
(d)SNFX shall be solely responsible for the Agent’s performance of its obligations under this CLOA and SNFX shall be liable for any breach by the Agent of any such obligation or any error or omission of or by the Agent in performing such obligations related to (i) the correct assessment and reservation of each Target; and (ii) adherence to the timelines, both (i) and (ii) as set forth in Section 2.2(b).
(e)For clarity, except as expressly provided herein, SNFX grants no other right or license, including any rights or licenses to the Licensed Technology or any other Intellectual Property Rights not otherwise expressly granted herein. Notwithstanding anything to the contrary in this CLOA and without limitation of any rights granted or reserved to SNFX pursuant to any other term or condition of this CLOA, SNFX hereby expressly retains, on behalf of itself and its Affiliates and sublicensees, all rights in and to the Licensed Technology, including with respect to the Licensed Target, to Develop, Manufacture, Commercialize and otherwise Exploit products inside and outside the Field throughout the Territory and nothing in this CLOA shall be deemed or construed to in any way to restrict any such exploitation.
2.3Sublicenses. The rights and licenses granted pursuant to Section 2.1 and Section 2.2 include the right to grant sublicenses (through multiple tiers) to Third Parties pursuant to a

Exhibit 10.1
CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO MERSANA THERAPEUTICS, INC. IF PUBLICLY DISCLOSED
written sublicense agreement (each a “Sublicense Agreement”); provided, however, that (a) MERSANA or its Affiliate may only enter into Sublicense Agreements with respect to Designated Targets, and with respect to any specific Designated Target, only after the corresponding License Fee for such Designated Target has been paid to SNFX; (b) MERSANA shall provide SNFX with a copy of each such Sublicense Agreement granted under this Section 2.3, and any amendment thereto, within thirty (30) days following execution thereof, it being understood and agreed to by SNFX that commercially sensitive information may be redacted from such copies to the extent such information is not necessary to verify compliance hereunder, and the terms, conditions and existence of such Sublicense Agreement and amendments thereto shall be deemed the Confidential Information of MERSANA; (c) any such Sublicense Agreement and amendments thereto shall be consistent with and subject to the terms and conditions of this CLOA; (d) MERSANA shall remain fully responsible to SNFX for the performance of its Sublicensee(s) with respect to MERSANA’s obligations under the terms of this CLOA; and (e) MERSANA shall reserve the right under each Sublicense Agreement to conduct an audit of its Sublicensee in a comparable manner to Section 3.11. MERSANA shall remain obligated to make all payments due to SNFX under the terms of this CLOA with respect to the activities of its Sublicensees.
2.4Manufacturing. Except as otherwise set forth in this Article 2, MERSANA shall, with the exception of activities under the Supply Agreement, be solely responsible for the cost and performance of Manufacturing and supplying, or having Manufactured and supplied, Products for Development, Commercialization and other Exploitation in the Territory. In this role, MERSANA shall have the right, in its sole discretion, to identify and manage CMOs (as defined below), as well as lead all supply chain management and quality control activities.
2.5Supply Agreement. The Parties shall use Commercially Reasonable Efforts to negotiate and execute the Supply Agreement consistent with the terms set forth herein and in Schedule 3 attached hereto within sixty (60) days following the Effective Date. Pursuant to such Supply Agreement, SNFX will Manufacture and supply, or have Manufactured and supplied by one or multiple CMOs, for MERSANA batches of certain proprietary components of the Licensed Technology [***] for the Manufacture of Products (the “Materials”), in such quantities and at such times as reasonably requested by MERSANA for any pre-clinical activities and Phase 1 Trial of a Product and for use of the Materials in exercising the rights granted under Section 2.1(b). The Supply Agreement shall contain such additional terms that are reasonable and customary for similar supply agreements entered into by biopharmaceutical companies, including customary quality terms. If requested by MERSANA, the Parties shall use good faith efforts to enter into a mutually-agreeable quality agreement on customary terms. In the event that the Parties are not able to execute the Supply Agreement (and quality agreement, if applicable) by the date that is [***] days after the Effective Date, the Parties shall engage an independent expert mutually agreed upon by both Parties, the costs of which shall be equally shared by the Parties, and each Party shall submit to such expert, within [***] days of the selection of the expert, all applicable materials and information regarding the open areas of dispute in the Supply Agreement, and the expert shall provide its determination on such open areas within [***]days thereafter, which determination shall be binding on the Parties.

Exhibit 10.1
CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO MERSANA THERAPEUTICS, INC. IF PUBLICLY DISCLOSED
2.6Tech Transfer.
(a)MERSANA shall have the right, at any time after the Effective Date, to require SNFX to effect a transfer to MERSANA, or any Affiliate or CMO designated by MERSANA, of SNFX’s Know-How relating to the then-current process for the Manufacture of the Materials and/or the bioconjugation and Manufacture of remodeled antibodies using the Licensed Technology (collectively, the “Manufacturing Processes”) as is necessary and useful to enable MERSANA to implement the Manufacturing Processes at facilities designated by MERSANA (such transfer, the “Tech Transfer”). SNFX shall provide, and shall use Commercially Reasonable Efforts to cause its CMOs to provide (including by using Commercially Reasonable Efforts to negotiate contractual obligations for such CMOs to do so under agreements entered into following the Effective Date), the reasonable assistance requested by MERSANA to enable MERSANA (or its Affiliates or designated CMOs, as applicable) to implement the Manufacturing Processes at the facilities designated by MERSANA. If requested by MERSANA, such assistance shall include facilitating the entering into of agreements with applicable CMOs relating to the Manufacture of the Materials and the bioconjugation and Manufacture of the remodeled antibodies using the Licensed Technology. Without limitation to the foregoing, in connection with each Tech Transfer:
(1)SNFX shall make available, and shall use Commercially Reasonable Efforts to cause its CMOs to make available (including by using Commercially Reasonable Efforts to negotiate contractual obligations for such CMOs to do so under agreements entered into following the Effective Date), to MERSANA (or its Affiliates or designated CMOs, as applicable) from time to time as MERSANA may reasonably request, all Manufacturing-related Know-How relating to the Manufacturing Processes, and all documentation constituting material support, performance advice, shop practice, standard operating procedures, specifications as to materials to be used and control methods, that are reasonably necessary or useful to enable MERSANA (or its Affiliates or designated CMOs, as applicable) to use and practice the Manufacturing Processes;
(2)SNFX shall cause all appropriate employees and representatives of SNFX and its Affiliates to meet with, and shall use Commercially Reasonable Efforts to cause all appropriate employees and representatives of its CMOs to meet with (including by using Commercially Reasonable Efforts to negotiate contractual obligations for such CMOs to do so under agreements entered into following the Effective Date), employees or representatives of MERSANA (or its Affiliates or designated CMOs, as applicable) at the applicable Manufacturing facility at mutually convenient times to assist with the working up and use of the Manufacturing Processes and with the training of MERSANA’s personnel (or its Affiliates’ or designated CMOs’ personnel, as applicable) to the extent reasonably necessary or useful to enable MERSANA (or its Affiliates or designated CMOs, as applicable) to use and practice the Manufacturing Processes; and
(3)SNFX shall provide, and shall use Commercially Reasonable Efforts to cause its CMOs to provide (including by using Commercially Reasonable Efforts to negotiate contractual obligations for such CMOs to do so under agreements entered into

Exhibit 10.1
CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO MERSANA THERAPEUTICS, INC. IF PUBLICLY DISCLOSED
following the Effective Date), such other assistance as MERSANA (or its Affiliates or designated CMOs, as applicable) may reasonably request to enable MERSANA (or its Affiliates or designated CMOs, as applicable) to use and practice the Manufacturing Processes and otherwise to Manufacture the Materials and to perform bioconjugation and Manufacture the remodeled antibodies using the Licensed Technology.
(b)MERSANA shall pay to CMOs all verifiable costs incurred directly as a result of performing the Tech Transfer and pay to SNFX all verifiable, out-of-pocket costs and labor [***] incurred directly as a result of performing the Tech Transfer. MERSANA shall make such payment within [***] days following SNFX or a CMO providing MERSANA with an invoice and reasonable supporting documentation (including receipts) therefor.
(c)Without limiting the foregoing, in the event that SNFX makes any modification, improvement, alteration or enhancement relating to the Manufacture of the Materials or the bioconjugation or Manufacture of the remodeled antibodies using the Licensed Technology after completion of the activities set forth under this Section 2.6, SNFX shall promptly disclose such Improvement to MERSANA, and shall, at MERSANA’s request, perform technology transfer with respect to such Improvement in the same manner as provided in this Section 2.6.
(d)Access to Tech Transfer assistance and consultation shall be requested and coordinated through a single contact person to be designated by SNFX.
2.7Contract Manufacturing.
(a)Where SNFX, at its discretion, for any activities under the Supply Agreement, outsources the manufacture of any Materials to Third Party manufacturing organization(s) (“CMOs”), SNFX shall ensure that all contracts for the manufacture of Materials with such CMOs comply with the terms and conditions of this CLOA and the Supply Agreement; provided, however, that SNFX’s right to use any such CMO is subject to (i) the Manufacturing Process for the Material implemented by such CMO being consistent with the regulatory standards applicable to the conduct of pre-clinical studies and Phase I Trials and (ii) MERSANA’s approval of such CMO after conducting a satisfactory audit, such approval not to be unreasonably withheld or delayed. For avoidance of doubt, a satisfactory audit includes an audit where all identified deficiencies have been resolved or otherwise accepted by MERSANA.
(b)For the activities conducted under 2.7(a), up to [***] and upon not less than [***] prior written notice, SNFX will permit MERSANA or its designee, and to the extent it has the right to do so, cause its CMOs to permit MERSANA or its designee, to inspect and audit the parts of its facility, or its CMOs’ facility where the Manufacture of the Materials is carried out in order to assess SNFX’s or its CMOs’ compliance with the Supply Agreement (and any quality agreement), and to discuss any related technical issues with SNFX’s or its CMOs’ management personnel. SNFX shall, and shall direct its CMOs, to the extent it has the right to do so, to reasonably cooperate with each inspection by making all necessary information in SNFX’s or its CMOs’ possession available to MERSANA or its designee for a reasonable amount of time to permit MERSANA or its designee to conduct such inspection. All of the

Exhibit 10.1
CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO MERSANA THERAPEUTICS, INC. IF PUBLICLY DISCLOSED
forgoing inspections and audits shall be at MERSANA’s sole cost and expense. SNFX shall further provide MERSANA with copies of any audit findings of its CMOs promptly following the performance of an audit by SNFX of any CMO of SNFX; provided that, if required under the applicable agreement, SNFX shall use Commercially Reasonable Efforts to obtain such CMO’s consent to provide such reports. In the event that any issues are identified in any audit by MERSANA or its designee, SNFX shall, within thirty (30) days after it receives notice of such identified issues, provide a written explanation thereof to MERSANA, including a corrective action plan that has been implemented to address such issues. SNFX shall take such actions as may be necessary to correct all identified issues in a timely manner and SNFX shall advise MERSANA periodically (and at such times as MERSANA may otherwise reasonably request) in writing of progress being made, as well as when such issues have been corrected. MERSANA shall not be liable for any costs or expenses incurred by SNFX to correct such deficiencies of SNFX’s or its CMOs’ Manufacturing Processes.
2.8No Other Rights. SNFX and MERSANA each acknowledges and agrees that, except as expressly granted under this CLOA, no right, title, or interest of any nature whatsoever is granted whether by implication, estoppel, reliance, or otherwise, by either Party to the other Party. All rights with respect to other Intellectual Property Rights that are not specifically granted herein are reserved.
2.9Bankruptcy. All rights and licenses granted under or pursuant to this CLOA, including amendments hereto, are, and will otherwise be deemed to be, for purposes of Section 365(n) of 11 U.S.C. Section 101, et. seq. (“Bankruptcy Code”), licenses of rights to “intellectual property” as defined under Paragraph 101(35A) of the Bankruptcy Code, and any comparable Law of a relevant jurisdiction. The Parties agree that MERSANA shall retain and may fully exercise all of its rights and elections under applicable Law. The Parties further agree that, in the event of the commencement of bankruptcy proceeding by or against SNFX, MERSANA shall be entitled to a complete duplicate of (or complete access to, as appropriate) any Licensed Technology which at that date is known to be useful or necessary for the Development, Manufacture, Commercialization and other Exploitation of any Products against a Licensed Target throughout the Territory and all embodiments of such Licensed Technology; and the same, if not already in MERSANA’s possession, will be promptly delivered to MERSANA (a) upon any such commencement of a bankruptcy proceeding, upon MERSANA’s written request therefor (which request must identify the specific Licensed Technology), unless SNFX (or trustee on behalf of SNFX) elects within [***] days to continue to perform all of its obligations under this CLOA or (b) if not delivered under (a) above, upon rejection of this CLOA by or on behalf of SNFX, upon written request therefore by MERSANA.
ARTICLE 3
PAYMENTS
3.1.Initial Target License Issuance Fee. In partial consideration of the rights and licenses granted by SNFX hereunder, MERSANA shall pay to SNFX a one-time non-refundable and non-creditable license issuance fee for the license granted hereunder with respect to the Initial Target of Seven Hundred and Fifty Thousand U.S. Dollars (U.S. $750,000.00) (the “Initial

Exhibit 10.1
CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO MERSANA THERAPEUTICS, INC. IF PUBLICLY DISCLOSED
Target License Fee”) within [***] days after the Effective Date following receipt of a written invoice from SNFX.
3.2.Additional Target License Issuance Fee. In partial consideration of the rights and licenses granted by SNFX hereunder, MERSANA shall pay to SNFX on a Licensed Target-by-Licensed Target basis (other than with respect to the Initial Target) a one-time (for each Licensed Target) non-refundable and non-creditable license issuance fee of [***] (each license issuance fee for a Licensed Target, together with the Initial Target License Fee, a “License Fee”) upon the issuance of each License for additional Target for which MERSANA exercises its option rights under Section 2.2. Each License Fee owed under this Section 3.2 shall be paid within [***] days after MERSANA provides SNFX with an Option Notice in accordance with Section 2.2(b)(5) following receipt of a written invoice from SNFX.
3.3.Development Milestone Payments. In further consideration of the rights and licenses granted by SNFX hereunder, MERSANA shall pay to SNFX on a Licensed Target-by-Licensed Target basis the one-time (for each Licensed Target), non-refundable and non-creditable milestone payments set forth below (each, a “Development Milestone Payment”) upon the first achievement by MERSANA or its Affiliates or Sublicensees of each of the corresponding events (each, a “Development Milestone Event”). MERSANA shall notify SNFX pursuant to Section 11.10 within [***] days after achievement of the applicable Development Milestone Event and shall pay the corresponding Development Milestone Payment within [***] days after receipt of SNFX’s invoice therefore. For clarity, each Development Milestone Payment set forth below shall be due and payable one time only for each Licensed Target (regardless of the number of Products or indications to achieve any such Development Milestone Event for such Licensed Target) and the Development Milestone Payment amount is determined as shown in the table based upon the Development Milestone Event and the date on which the License Fee was paid for such Licensed Target.

Development Milestone Number	Development Milestone Event	Development Milestone Payment If Target License Fee Paid On or Before [***]	Development Milestone Payment If Target License Fee Paid On or After [***] but on or before [***]	Development Milestone Payment If Target License Fee Paid On or After [***]
1.	First dosing of a patient in the first Phase 1 Clinical Trial of a Product	$750,000	[***]	[***]
2.	[***]	[***]	[***]	[***]
3.	[***]	[***]	[***]	[***]
4.	[***]	[***]	[***]	[***]
5.	[***]	[***]	[***]	[***]

Exhibit 10.1
CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO MERSANA THERAPEUTICS, INC. IF PUBLICLY DISCLOSED
The Parties understand and agree that, if MERSANA or its Affiliates or Sublicensees is able to accelerate the Development of a Product such that one or more Clinical Trials that would have represented a Development Milestone Event (as defined immediately above) can be omitted, the corresponding omitted clinical-stage Development Milestone Payment(s) shall still be paid in full by MERSANA to SNFX at the time that the next payable Development Milestone Payment is paid.
Notwithstanding the foregoing, the Development Milestone Payment amounts set forth in this Section 3.3 for any Licensed Target for which the corresponding License Fee was paid on or before [***] will be reduced by [***], but only for such Licensed Target.
3.4.Sales Milestone Payments. In further consideration of the rights and licenses granted by SNFX hereunder, MERSANA shall pay to SNFX on a Licensed Target-by-Licensed Target basis the one-time (for each Licensed Target), non-refundable and non-creditable milestone payments set forth below (each, a “Sales Milestone Payment”) upon the first achievement by MERSANA or its Affiliates or Sublicensees of each of the corresponding events (each, a “Sales Milestone Event”). MERSANA shall notify SNFX pursuant to Section 11.10 within [***] days after achievement of the applicable Sales Milestone Event and shall pay the corresponding Sales Milestone Payment within [***] days after receipt of SNFX’s invoice therefore. For clarity, each Sales Milestone Payment set forth below shall be due and payable one time only for each Licensed Target (regardless of the number of Products or indications to achieve any such Sales Milestone Event for each such Licensed Target). All such notices issued from MERSANA to SNFX hereunder shall be accompanied by a written statement setting forth in reasonable detail the calculation thereof.

Sales Milestone Event	Sales Milestone Payment
[***]	[***]
[***]	[***]
[***]	[***]
3.5.Payment of Royalties.
(a)Royalty Rate. In further consideration of the rights and licenses granted by SNFX hereunder, during the Royalty Term, MERSANA shall pay to SNFX on a Licensed Target-by-Licensed Target basis:
(1)[***] of Net Sales in a Calendar Year in the Territory of Products against a Licensed Target sold by MERSANA, its Affiliates and Sublicensees for that portion of such Net Sales less than [***]; and
(2)[***] of Net Sales in a Calendar Year in the Territory of Products against a Licensed Target sold by MERSANA, its Affiliates and Sublicensees for that portion of such Net Sales greater than or equal to [***] and less than [***]; and

Exhibit 10.1
CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO MERSANA THERAPEUTICS, INC. IF PUBLICLY DISCLOSED
(3)[***] of Net Sales in a Calendar Year in the Territory of Products against a Licensed Target sold by MERSANA, its Affiliates and Sublicensees for that portion of such Net Sales greater than or equal to [***].
(b)Payment of Royalties. MERSANA shall: (a) within [***] days following the end of each Calendar Quarter in which a royalty payment accrues, provide to SNFX a report, on a Licensed Target-by-Licensed Target basis, for each country in the Territory in which sales of Product occurred in the Calendar Quarter covered by such statement, specifying for such Calendar Quarter: the number of Products sold; the gross sales and Net Sales; the royalties payable, including an accounting of itemized deductions taken in the calculation of Net Sales in accordance with MERSANA’s normal practices used to prepare its audited financial statements for internal and external reporting purposes and in accordance with GAAP; the applicable exchange rate to convert foreign currency to U.S. Dollars under Section 3.7; and the royalty calculation and royalties payable in U.S. Dollars, and (b) make the royalty payments owed to SNFX hereunder in accordance with such royalty report in arrears, within [***] days from the end of each Calendar Quarter in which such payment accrues.
(c)Royalty Term. Notwithstanding anything to the contrary, the royalties under this Section 3.5 shall be payable by MERSANA with respect to each Product on a country-by-country basis in the Territory solely during the Royalty Term.
(d)Third Party Payments on Products. MERSANA shall be responsible for paying any amounts due to Third Parties under any agreement between MERSANA and such Third Party in connection with the Development, Manufacture or Commercialization of Product throughout the Territory.
3.6.Payment Method. All payments made by MERSANA under this CLOA shall be made in U.S. Dollars, and such payments shall be made by check or wire transfer to:
[***]
Notwithstanding the foregoing, SNFX may designate another bank account in writing; provided that such other account information is provided to MERSANA at least thirty (30) days prior to any such payment becoming due hereunder.
3.7.Currency Conversion. In the event that Products are sold in any country in the Territory in currencies other than U.S. Dollars, Net Sales shall be calculated by MERSANA in accordance with U.S. generally accepted accounting principles, consistently applied. Net Sales in currencies other than U.S. Dollars shall be converted into U.S. Dollars using MERSANA’s standard conversion methodology for its own financial reporting.
3.8.Late Payment Interest. Any payment due and payable to SNFX under the terms and conditions of this CLOA, including any royalty payment, made by MERSANA after the date such payment is due and payable shall bear interest as of the day after the date such payment was due and payable and shall continue to accrue such interest until such payment is made at a rate equal to the lesser of either (a) [***] above the prime rate as reported by Citibank, New York,

Exhibit 10.1
CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO MERSANA THERAPEUTICS, INC. IF PUBLICLY DISCLOSED
New York, as of the date such payment was due and payable, or (b) the maximum rate permitted by applicable Law.
3.9.Records. On a Product-by-Product basis, following the First Commercial Sale of such Product and thereafter during the Term, MERSANA shall maintain, and shall cause its Affiliates and Sublicensees to maintain, complete and accurate records sufficient to enable accurate calculation of royalties and other payments due SNFX hereunder. Such records and books of account shall be preserved by MERSANA for a period of [***] years after the end of the period covered by such records and books of account, which obligation shall survive termination of this CLOA. MERSANA must direct its Affiliates and Sublicensees to provide reports and keep records in a manner consistent with this Section 3.9. MERSANA shall provide reports received from any Affiliates and Sublicensees to SNFX with its applicable payments hereunder.
3.10.Taxes. MERSANA may withhold from any payment made to SNFX under this CLOA any tax liability of SNFX required to be withheld by MERSANA under the Laws of the United States or any other country or jurisdiction where MERSANA has Commercialized Products. If any tax is required by Law to be withheld by MERSANA, MERSANA shall provide SNFX receipts or other evidence of such withholding and payment to the appropriate tax authorities on a timely basis following such tax payment. Each Party agrees to cooperate with the other Party in claiming refunds or exemptions from such deductions or withholdings under any relevant agreement or treaty which is in effect. The Parties shall discuss applicable mechanisms for minimizing such taxes to the extent possible in compliance with applicable Law. In addition, the Parties shall cooperate in accordance with applicable Law to minimize indirect taxes (such as value added tax, sales tax, consumption tax and other similar taxes) in connection with this CLOA, provided that MERSANA shall be responsible for the payment of all such indirect taxes associated with the Manufacture and Commercialization of Product and shall not deduct any such indirect tax amounts from the payments due SNFX under this CLOA.
3.11.Audit Rights. On a Product-by-Product basis, following the First Commercial Sale of such Product, MERSANA shall permit an independent certified public accountant of internationally recognized standing designated by SNFX and reasonably acceptable to MERSANA, to have access, no more than [***] during the Term and no more than [***] following the termination of this CLOA, during regular business hours and upon at least [***] days written notice, to MERSANA’s records and books to the extent necessary to determine the accuracy of Net Sales reported, and payments made, by MERSANA to SNFX within the [***] period immediately preceding such an audit. The independent public accountant shall disclose to SNFX only (a) the accuracy of Net Sales reported and the basis for royalty and other payments made to SNFX under this CLOA and (b) the difference, if any, such reported and paid amounts vary from amounts determined as a result of the audit. If such examination results in a determination that Net Sales or payments have been misstated, over or under paid amounts due shall be paid promptly to the appropriate Party. If Net Sales are understated by greater than [***], the fees and expenses of such accountant shall be paid by MERSANA; otherwise the fees and expenses of such accountant shall be paid by SNFX. All matters reviewed by such

Exhibit 10.1
CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO MERSANA THERAPEUTICS, INC. IF PUBLICLY DISCLOSED
independent public accountant shall be deemed Confidential Information of MERSANA subject to Article 6.
ARTICLE 4
PRODUCT ACTIVITIES
4.1Diligence.
(a)MERSANA, directly or through one or more of its Affiliates or Sublicensees, will use Commercially Reasonable Efforts to Develop, Manufacture, Commercialize, and otherwise Exploit at least one Product against each Licensed Target in each Major Market Country.
(b)In addition to the obligation under Section 4.1(a), MERSANA shall file an IND with the FDA for one (1) Product within [***] of the Effective Date. In the event that MERSANA does not file an IND with the FDA for one (1) Product within such [***] period, then, if this Agreement has not been terminated prior to such date, MERSANA shall pay [***] to SNFX as SNFX’s sole remedy for MERSANA’s failure to so file such an IND. For the avoidance of doubt, MERSANA’s obligations under this Section 4.1(b) shall have been fully satisfied and shall not apply to any other Product upon MERSANA either filing an IND with the FDA for one (1) Product within [***] of the Effective Date or paying [***] to SNFX as set forth in this clause (b).
4.2Annual Reports. No later than January 31 of each year commencing on the Effective Date and ending, on a Licensed Product-by-Licensed Product basis, at the end of the applicable Royalty Term, MERSANA shall submit a written report to SNFX covering the preceding Calendar Year. Each report will summarize MERSANA’s, its Affiliates’ and Sublicensees’ significant activities related to the Development and Commercialization of at least one Product against each Licensed Target and the status of Clinical Trials and applications for Regulatory Approval necessary for Exploiting such Products. Such reports will be deemed MERSANA’s Confidential Information in accordance with Article 6.
4.3Responsibilities. Except as otherwise set forth in this CLOA, MERSANA shall be solely responsible for the Development, Manufacturing, Commercialization and Exploitation of all Products in the Field in the Territory. MERSANA shall bear [***] of all costs and expenses associated with the Development, Manufacturing, Commercialization and Exploitation of Products.
4.4Regulatory Matters.
(a)As between the Parties, MERSANA will (i) be solely responsible for, and will solely own, all applications for Regulatory Approval and Pricing Approval with respect to a Product and (ii) have the sole right and responsibility to file all INDs and make all other filings with the Regulatory Authorities, and to otherwise seek all Regulatory Approvals and Pricing Approvals for the Products, in the Territory, as well as to conduct all correspondence and communications with Regulatory Authorities regarding such matters. Upon the Effective Date

Exhibit 10.1
CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO MERSANA THERAPEUTICS, INC. IF PUBLICLY DISCLOSED
with respect to the Initial Target, and upon MERSANA exercising its option right for a Licensed Target (other than the Initial Target) in accordance with Section 2.2(c) during the Term and thereafter as provided in Section 10.3(a)(2), SNFX, on behalf of itself and its Affiliates, shall grant and does hereby grant to MERSANA and its Affiliates a non-exclusive, transferable in accordance with Section 11.5, “Right of Reference,” as that term is defined in 21 C.F.R. § 314.3(b) and any foreign counterpart of such regulation, with the right to grant such a Right of Reference to Sublicensees hereunder (through multiple tiers), to and under all data contained in any Regulatory Documentation Controlled by SNFX that is necessary or useful to Develop, Manufacture, Commercialize or otherwise Exploit a Product in the Field in the Territory, and SNFX shall provide a signed statement to this effect, if requested by MERSANA, in accordance with 21 C.F.R. § 314.50(g)(3) (or any analogous applicable Law recognized outside of the United States).
(b)SNFX shall provide MERSANA with reasonable cooperation and assistance in connection with regulatory activities for each Product at MERSANA’s sole cost and expense, including (i) reasonable assistance in preparing filings and submissions necessary to obtain and maintain Regulatory Approval and Pricing Approval (if applicable) for each Product, (ii) responding to reasonable requests by MERSANA for additional Regulatory Documentation (and information and clinical data contained therein) related to such Product, and (iii) providing other technical information in SNFX’s Control that is necessary or useful for MERSANA in connection with any application for Regulatory Approval or Pricing Approval for a Product; provided that SNFX’s cooperation is subject to MERSANA’s reimbursement of any reasonable out-of-pocket costs incurred by SNFX and [***]. Further, such access shall be requested and coordinated through a single contact person to be designated by SNFX.
(c)MERSANA shall be responsible for ensuring, at its sole expense, that the Development, Manufacturing, Commercialization and other Exploitation of all Products in the applicable jurisdiction within the Territory are in compliance with applicable Laws in all material respects, including all rules and regulations promulgated by applicable Regulatory Authorities. Specifically and without limiting the foregoing, MERSANA shall be responsible for filing all compliance filings, certificates and safety reporting for the Products required by applicable Law at its sole expense in the Territory.
(d)MERSANA shall be responsible for taking all actions related to adverse event reporting and other regulatory obligations that are legally required of the holder of a Regulatory Approval application, license, registration or authorization under applicable Law.
ARTICLE 5
INTELLECTUAL PROPERTY
5.1Ownership of Remodeled Antibodies. The Parties acknowledge and agree that MERSANA is and will be the sole and exclusive owner of all right, title and interest in and to any Intellectual Property Rights to the extent related to any remodeled antibody against a Licensed Target for which the License Fee has been paid, and that are conceived, generated, Developed or reduced to practice under this CLOA or the Supply Agreement that is derived from an antibody Controlled by MERSANA. For the avoidance of doubt, MERSANA will be the sole

Exhibit 10.1
CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO MERSANA THERAPEUTICS, INC. IF PUBLICLY DISCLOSED
and exclusive owner of all right, title and interest in and to any Intellectual Property Rights related to any Products conceived, generated, Developed or reduced to practice under this CLOA or the Supply Agreement that are derived from a remodeled antibody against a Licensed Target for which the License Fee has been paid, whether or not MERSANA Controls the intellectual property related to the antibody included in any such Product. Further, for the avoidance of doubt, SNFX will be the sole and exclusive owner of all right, title and interest in and to any Licensed Technology used, or any Improvements to the Licensed Technology that are not specific to a remodeled antibody against a Licensed Target for which the License Fee has been paid.
5.2Improvements.
(a)Subject to Section 5.2(c), any Improvements to the Licensed Technology conceived, generated, Developed or reduced to practice solely by or on behalf of either Party or jointly by or on behalf of both Parties shall be exclusively owned by SNFX or its designee; provided that, with respect to any Improvements to the Licensed Technology conceived, generated, developed or reduced to practice by or on behalf of MERSANA individually or jointly with SNFX, such Improvements shall only be owned by SNFX or its designee pursuant to this Section 5.2(a) to the extent that the applicable Licensed Technology has been disclosed to MERSANA, or, in the case of Patents and Patent applications, that have been published. Subject to the preceding sentence, MERSANA shall assign, and does hereby assign to SNFX or its designee, all of MERSANA’s right, title and interest in and to any such Improvements to the Licensed Technology including all Intellectual Property Rights therein.
(b)Subject to Section 5.2(c), any Improvements to the MERSANA Technology conceived, generated, Developed or reduced to practice solely by or on behalf of either Party or jointly by or on behalf of both Parties shall be exclusively owned by MERSANA or its designee; provided that, with respect to any Improvements to the MERSANA Technology conceived, generated, developed or reduced to practice by or on behalf of SNFX individually or jointly with MERSANA, such Improvements shall only be owned by MERSANA or its designee pursuant to this Section 5.2(b) to the extent that the applicable MERSANA Technology has been disclosed to SNFX or, in the case of Patents and Patent application, that have been published. Subject to the preceding sentence, SNFX shall assign, and does hereby assign to MERSANA or its designee, all of SNFX’s right, title and interest in and to any such Improvements to the MERSANA Technology including all Intellectual Property Rights therein.
(c)Any Improvement that is an Improvement to both the Licensed Technology and the MERSANA Technology conceived, generated, developed or reduced to practice solely by or on behalf of either Party or jointly by or on behalf of both Parties in the course or performing or exercising rights under this CLOA or the Supply Agreement (each, a “Joint Improvement”) shall be jointly owned by SNFX and MERSANA or their respective designee (other than any Improvements that are specific to the remodeled antibodies, which shall be solely owned by MERSANA pursuant to Section 5.1), and each of SNFX and MERSANA or their respective designee shall have, and does hereby have an undivided joint ownership interest in all rights, title, and interest worldwide in and to such Joint Improvement and all Intellectual

Exhibit 10.1
CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO MERSANA THERAPEUTICS, INC. IF PUBLICLY DISCLOSED
Property Rights therein, effective immediately upon the conception or reduction to practice thereof. In accordance with the foregoing, SNFX hereby assigns an undivided joint ownership interest in and to such Joint Improvement to MERSANA, and MERSANA hereby assigns an undivided joint ownership interest in and to such Joint Improvement to SNFX. Each Party shall have the right to practice, license and sublicense (through multiple tiers), or otherwise Exploit any Joint Improvement without the consent of or accounting to the other Party. In the event that any Joint Improvement is conceived, generated, developed or reduced to practice hereunder, the Parties shall promptly meet to discuss and determine whether to seek Patent protection thereon. If the Parties decide to seek Patent protection for any Joint Improvement, the Parties will mutually agree on the preparation, filing, prosecution and maintenance of any Joint Improvement Patent using Patent counsel that is reasonably acceptable to both Parties. The Parties shall timely discuss in good faith an enforcement strategy (including the allocation of costs) with respect to any Joint Improvement Patent and the allocation between the Parties of responsibility for enforcement of Joint Improvement Patents.
5.3Other Intellectual Property. Except as set forth above in this Article 5, all other Intellectual Property Rights invented, conceived, generated, developed or reduced to practice solely by or on behalf of either Party or jointly by or on behalf of both Parties in the course or performing or exercising rights under this CLOA or the Supply Agreement will be owned by the Party that invented, conceived, generated, developed or reduced to practice such Intellectual Property Rights, the determination of which will be made in accordance with applicable Law in the United States.
5.4Patent Maintenance and Prosecution. SNFX shall, at its sole expense and within its sole discretion, prepare, file, prosecute and maintain the Licensed Patents and be responsible for any related interference, re-issuance, re-examination and other opposition proceedings; provided that SNFX shall provide MERSANA with drafts of any filings that use MERSANA’s data prior to their submission in sufficient time to allow MERSANA the reasonable opportunity to review, consider and substantively comment thereon. SNFX may abandon any Licensed Patent or Licensed Patent claims in SNFX’s sole discretion.
5.5Patent Term Extensions. SNFX shall have the sole right, but not the obligation, to seek, in SNFX’s name, patent term extensions, adjustments, restorations, or supplementary protection certificates under applicable Law for the Licensed Patents in the Territory; it being understood and agreed that, if SNFX seeks a patent term extension, then MERSANA agrees to perform, at SNFX’s request and sole expense, any reasonable measures required by applicable Law for SNFX to obtain such extension. SNFX, its agents and attorneys will give due consideration to all suggestions and comments of MERSANA regarding any such activities, including the choice of which Licensed Patent to apply term extensions to, but in the event of a disagreement between the Parties, SNFX shall have the final decision making authority. For clarity, (a) any such extended Licensed Patent will remain included in the definition of Valid Claim for purposes of extending the Term and (b) SNFX shall have the right, in its sole discretion, to abandon such Licensed Patent at any time.

Exhibit 10.1
CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO MERSANA THERAPEUTICS, INC. IF PUBLICLY DISCLOSED
5.6Licensed Patents and Licensed Know-How Enforcement and Defense. If either Party becomes aware of an infringement by a Third Party of any Licensed Technology in the Territory, whether or not within the Field or with respect to a Licensed Target, it shall notify the other Party as soon as practicable. Upon notice of an infringement by a Third Party of any Licensed Technology, SNFX shall have the sole right (but not the obligation) at its sole cost to take the appropriate steps to enforce or defend any Licensed Patents in the Field against Third Parties. Any settlements, damages or other monetary awards relating to such infringement or violation by a Third Party of any Licensed Patent recovered by SNFX pursuant to a suit, action or proceeding brought pursuant to this Section 5.6 will be retained by SNFX.
5.7Defense of Infringement Claims of Licensed Technology. Subject to Section 8.1, in the event that a Third Party institutes a claim against a Party in the Territory during the Term, alleging that the Development, Manufacture, Commercialization or Exploitation of the Products in the Territory in accordance with this CLOA infringes or misappropriates the Intellectual Property Rights of such Third Party, then such Party shall immediately provide the other Party with written notice of such claim along with the related facts in reasonable detail. MERSANA shall have the first right, but not the obligation, at its sole cost and expense, and through counsel of its choosing, to assume direction and control of the defense and settlement of any such claim brought against MERSANA, or, subject to any Third Party obligations, any such claim brought against SNFX; provided that it shall not: (a) settle or otherwise compromise any such claims brought against SNFX that would materially adversely affect SNFX; or (b) assert a claim or counterclaim against such Third Party based on the Licensed Technology, without the written consent of SNFX, such consent not to be unreasonably withheld or delayed. Without limiting the foregoing, MERSANA shall not settle any such claims brought against SNFX unless such settlement involves only the payment of money and includes a complete and unconditional release of SNFX from all liability with respect thereto. SNFX shall assist and cooperate in connection with the defense of such claim upon MERSANA’s reasonable request and at the sole cost and expense of MERSANA.
5.8Cooperation. In any suit, proceeding or dispute involving the infringement of any of the Licensed Patents in the Field or misappropriation of any of the Licensed Know-How in the Field, the Parties shall provide each other with reasonable cooperation, and, upon the request and at the expense of the Party bringing suit, the other Party shall make available to the Party bringing suit, at reasonable times and under appropriate conditions, all reasonable and relevant personnel, records, papers, information, samples, specimens, and the like in its possession. Notwithstanding any other provision of this Article 5, neither Party shall make any settlements of any suit, proceeding or action relating to an infringement of the Licensed Patents in the Field or misappropriation of any of the Licensed Know-How in the Field that would materially adversely affect the other Party or materially adversely affect the rights and licenses granted hereunder without first obtaining such other Party’s prior written consent, such consent not to be unreasonably withheld or delayed.
ARTICLE 6
CONFIDENTIALITY

Exhibit 10.1
CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO MERSANA THERAPEUTICS, INC. IF PUBLICLY DISCLOSED
6.1Confidentiality Obligations. Each Party agrees that, during the Term and for [***] years thereafter, all Confidential Information of the other Party shall be maintained in confidence, and shall not be used for any purpose other than the purposes expressly permitted by this CLOA, and, subject to Section 6.2, shall not be disclosed to any Third Party. The Mutual Non-Disclosure Agreement shall terminate as of the Effective Date and the provisions of this Article 6 and this CLOA shall supersede the Mutual Non-Disclosure Agreement in all respects, and all “Confidential Information” (as defined in the Mutual Non-Disclosure Agreement) exchanged by the Parties thereunder shall be deemed to be Confidential Information hereunder and be subject only to the provisions of this Article 6 and CLOA as of and after the Effective Date. The foregoing obligations will not apply to any portion of Confidential Information to the extent that it can be established by competent proof that such portion of the Confidential Information:
(a)was already known to the recipient or its Representatives, other than under an obligation of confidentiality, at the time of disclosure;
(b)was generally available to the public or was otherwise part of the public domain at the time of its disclosure to the recipient or its Representatives;
(c)became generally available to the public or otherwise becomes part of the public domain after its disclosure and other than through any act or omission of the recipient in breach of this CLOA; or
(d)was subsequently lawfully disclosed to the recipient or its Representatives by a Third Party other than in contravention of a confidentiality obligation of such Third Party to the disclosing party.
6.2Permitted Usage. Each Party may use and disclose the Confidential Information of the other Party, in accordance with this CLOA, as follows: (a) to its Representatives who have a need to know such Confidential Information to perform such Party’s obligations under this CLOA and who are bound by obligations of confidentiality no less strict than those contained in this CLOA (other than the term of such confidentiality obligations, which shall be customary for the applicable situation), (b) to exercise rights granted to or retained by such Party; (c) in connection with the Prosecution or enforcement of Licensed Patents or Improvements, in accordance with this CLOA; or (d) in connection with prosecuting or defending litigation, complying with applicable governmental regulations, filing for, obtaining and maintaining Regulatory Approvals and Pricing Approvals, or as otherwise required by Law, but provided that if a Party is required by Law to make any disclosure of the other Party’s Confidential Information, it will give reasonable advance notice to the other Party of such disclosure requirement (if legally permitted), it will disclose only for the sole purpose of and solely to the extent required by such Law, and it will use its reasonable efforts to secure confidential treatment of such portion of the Confidential Information required to be disclosed.
6.3Terms of Agreement. The terms of this CLOA shall be the Confidential Information of both Parties, and subject to the terms of this Article 6. Notwithstanding the foregoing, either Party may make a disclosure of the terms of this CLOA: (a) to any bona fide

Exhibit 10.1
CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO MERSANA THERAPEUTICS, INC. IF PUBLICLY DISCLOSED
financial advisors, accountants, investors, potential acquirers, or, in the case of MERSANA, potential sublicensees who have undertaken substantive negotiation of a Sublicense Agreement with MERSANA in good faith and are bound in writing to maintain the confidentiality of such disclosure to the same extent required of the Parties hereunder, (b) if required by applicable Law, or (c) as otherwise permitted pursuant to Section 6.5. A Party will give the other Party written notice of any required disclosure under (b) above (if legally permitted), which notice shall, to the extent reasonably practicable, be given a reasonable period of time in advance of such required disclosure. In the event either Party is required to file this CLOA with the U.S. Securities and Exchange Commission or any comparable non-U.S. Governmental Entity, such Party shall apply for confidential treatment of this CLOA to the fullest extent permitted by applicable Law, shall provide the other Party a copy of the confidential treatment request a reasonable enough time in advance of its filing to attempt to give the other Party a meaningful opportunity to comment thereon, and shall incorporate in such confidential treatment request any reasonable comments of the other Party (if reasonably practicable).
6.4Permitted Publications.
(a)In the event MERSANA desires to publish or present any information with respect to the Licensed Technology, MERSANA shall provide SNFX with a copy of such proposed publication or presentation no less than twenty (20) days prior to its intended submission for publication or public disclosure. SNFX shall respond in writing promptly and in no event later than ten (10) days after receipt of the proposed material, with one or more of the following: (a) comments on the proposed material, which MERSANA shall consider in good faith; (b) a specific statement of concern, based upon the need to seek Patent protection or to block publication or public disclosure if SNFX reasonably determines that the proposed disclosure includes intellectual property that should be maintained as a trade secret to protect any Licensed Technology, in which event MERSANA agrees not to submit such publication or make such presentation that contains such information for at least forty-five (45) days in order for SNFX to have the opportunity to seek Patent protection for any material in such publication or presentation which it believes is patentable; (c) an identification of SNFX’s Confidential Information that is contained in the material reviewed, which MERSANA shall remove, if requested by SNFX; or (d) an identification of any SNFX trade secret that is contained in the material reviewed and which SNFX desires to maintain as a trade secret, which MERSANA shall remove, if requested by SNFX.
(b)The contents of any publication or presentation that has been reviewed and approved by SNFX may be re-released by MERSANA without a requirement for re-approval.
(c)SNFX shall be expressly prohibited from publishing or presenting any information with respect to the MERSANA Technology or any Product without MERSANA’s prior written consent, which may be withheld in its sole discretion.
6.5Public Announcements. The Parties agree that the press release attached hereto as Exhibit F regarding the existence of this CLOA will be issued upon execution of this CLOA on the Effective Date. Additional public announcements or press releases regarding this CLOA may be issued by either Party at any other time pending approval of the public announcement or

Exhibit 10.1
CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO MERSANA THERAPEUTICS, INC. IF PUBLICLY DISCLOSED
press release content by both Parties, such approval not to be unreasonably withheld. Neither Party shall make any subsequent public announcement concerning this CLOA or the terms hereof not previously made public without the prior written approval of the other Party, such consent not to be unreasonably withheld or delayed by such other Party, with regard to the form, content, and precise timing of such announcement.
ARTICLE 7
Representations, Warranties and Covenants
7.1General. Each Party represents and warrants, and covenants (as applicable), to the other Party, that:
(a)as of the Effective Date, it is duly organized, validly existing and in good standing under the Laws of its jurisdiction of incorporation or organization and has all requisite power and authority to conduct its business and engage in the transactions provided for in this CLOA;
(b)as of the Effective Date, the execution, delivery and performance by it of this CLOA, and the consummation by it of the transactions contemplated hereby, have been duly authorized and approved by all necessary corporate or equivalent action on its part. This CLOA has been duly executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency or other laws relating to or affecting creditors’ rights generally;
(c)as of the Effective Date, the execution, delivery and performance by it of this CLOA, and the consummation by it of the transactions contemplated hereby, do not and will not: (i) violate any applicable Laws; (ii) conflict with, or result in the breach of any provision of, its certificate or articles of incorporation, bylaws or equivalent organizational documents; (iii) result in the creation of any lien or encumbrance of any nature upon any property being transferred or licensed by it pursuant to this CLOA; or (iv) violate, conflict with, result in the breach or termination of, or constitute a default under (or event which, with notice, lapse of time or both, would constitute a default under), any permit, contract, agreement or other obligation or restriction to which it is a party or by which any of its properties or businesses are bound;
(d)as of the Effective Date, no authorization, consent or approval of, or notice to or filing with, any Regulatory Authority is required for the execution, delivery and performance by it of this CLOA (excluding approvals of Regulatory Authorities as contemplated herein);
(e)where this CLOA refers to an action or obligation to be undertaken by a Party’s Affiliates, such Party will cause such Affiliates, during the Term, to undertake such obligations or other actions, and such Party will be responsible and liable for any acts or omissions by its Affiliates;

Exhibit 10.1
CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO MERSANA THERAPEUTICS, INC. IF PUBLICLY DISCLOSED
(f)it shall not use, during the Term, any employee or consultant who has been debarred by any Regulatory Authority, or, to the best of such Party’s Knowledge, is the subject of debarment proceedings by a Regulatory Authority; and
(g)it will maintain throughout the Term all permits, licenses, registrations, and other forms of authorizations and approvals from any Governmental Entity that are necessary or required to be obtained or maintained by such Party in order for such Party to execute and deliver this CLOA and to perform its obligations hereunder in a manner which complies with all applicable Laws.
7.2Representations and Covenants of MERSANA. MERSANA hereby covenants that it shall, and shall direct its Affiliates and Sublicensees to, perform all of its obligations under this CLOA, and shall comply in all material respects with all applicable Laws in the Development, Manufacture and Commercialization of the Product.
7.3Representations of SNFX. SNFX hereby represents and warrants to MERSANA, as of the Effective Date and, except as stated otherwise, on each separate date that MERSANA receives a license to a Licensed Target pursuant to Section 2.2(c), except as may be set forth in a disclosure schedule delivered by SNFX to MERSANA on each such date, that:
(a)SNFX and/or its Affiliates are the sole and exclusive owner(s) of the Licensed Technology, all of which is, except for [***], free and clear of any liens, charges or encumbrances, and, except for any Patents disclosed by SNFX to MERSANA in writing prior to each such date, to SNFX’s Knowledge, neither SNFX nor any of its Affiliates have infringed any Patents or misappropriated any Know-How of a Third Party in connection with Developing the Licensed Technology.
(b)Except for any Patents disclosed by SNFX to MERSANA in writing prior to each such date, to SNFX’s Knowledge, the practice of the Licensed Technology in the manner contemplated by this CLOA and disclosed by MERSANA to SNFX as of the Effective Date does not infringe any Patents or misappropriate any Know-How of a Third Party;
(c)SNFX and/or its Affiliates have complied in all material respects with all applicable Laws with respect to the filing, prosecution and maintenance of the Licensed Patents, paid all maintenance and annuity fees with respect to the Licensed Patents, and no dispute regarding inventorship has been alleged or threatened with respect to the Licensed Patents;
(d)Except for the pending oppositions filed against [***], there are no actual, pending or, to SNFX’s Knowledge, alleged or threatened, adverse actions, suits, claims, interferences, re-examinations, oppositions, inventorship challenges or formal governmental investigations involving the Licensed Technology by or against SNFX or any of its Affiliates, in each case that are in or before any Governmental Entity;
(e)Schedule 1 includes a complete and correct list of the Licensed Patents, as of the Effective Date, necessary or useful for MERSANA to Develop, Manufacture, Commercialize or otherwise Exploit Products as contemplated herein;

Exhibit 10.1
CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO MERSANA THERAPEUTICS, INC. IF PUBLICLY DISCLOSED
(f)SNFX or its Affiliates have and will have the full right, power and authority to grant all of the right, title and interest in the licenses and other rights granted or to be granted to MERSANA, its Affiliates or Sublicensees under this CLOA;
(g)where this CLOA refers to an action or obligation to be undertaken by the Agent, SNFX will cause the Agent, during the Term, to undertake such obligations or other actions, and SNFX will be responsible and liable for any acts or omissions by the Agent; and
(h)the execution, delivery and performance by SNFX of this CLOA and its compliance with the terms and provisions hereof does not and will not violate or result in a breach of or default under any binding obligation or agreement of SNFX existing as of the Effective Date.
7.4Covenants of SNFX. SNFX covenants that it will not, during the Term, undertake any obligation, or grant any right, license, interest or lien, that conflicts with its obligations, or the rights and licenses granted to MERSANA, under the terms of this CLOA, or impairs the rights granted by SNFX to MERSANA under the terms of this CLOA.
7.5DISCLAIMER. EXCEPT AS PROVIDED IN THIS ARTICLE 7, NEITHER PARTY MAKES ANY REPRESENTATION OR WARRANTY (EXPRESS, IMPLIED, STATUTORY OR OTHERWISE) WITH RESPECT TO THE SUBJECT MATTER OF THIS CLOA, AND EACH PARTY SPECIFICALLY DISCLAIMS ANY AND ALL IMPLIED WARRANTIES OR CONDITIONS OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, AND ALL WARRANTIES AND CONDITIONS OF THE VALIDITY OF THE LICENSED PATENTS OR NONINFRINGEMENT OF THIRD PARTY INTELLECTUAL PROPERTY RIGHTS. THIS SECTION 7.5 SHALL NOT BE CONSTRUED TO LIMIT EITHER PARTY’s OBLIGATIONS UNDER ARTICLE 8.
ARTICLE 8
INDEMNIFICATION; INSURANCE
8.1Indemnification by MERSANA. MERSANA shall indemnify, hold harmless, and defend SNFX and its Representatives (“SNFX Indemnitees”) from and against any and all Third Party claims, suits, losses, liabilities, damages, costs, fees and expenses (including reasonable attorneys’ fees) (collectively, “Losses”) finally awarded to a Third Party by a court of competent jurisdiction or agreed to in a settlement approved by MERSANA that results from any claim made or brought against a SNFX Indemnitee by or on behalf of such Third Party, and subject to Section 8.3, any direct out-of-pocket costs and expenses (including reasonable attorneys’ fees) (“Litigation Costs”) incurred by a SNFX Indemnitee while investigating or conducting the defense of such Third Party claim, in any such case, solely to the extent such claim is directly based on or directly arises out of (a) the breach by MERSANA of any representation, warranty or covenant contained in this CLOA, (b) the negligence or willful misconduct of MERSANA or its Representatives or Sublicensees in connection with the performance of MERSANA’s obligations in this CLOA, (c) any actual violation by MERSANA of applicable Laws in the Development, Manufacture, Commercialization or Exploitation of any Product, (d) the Development, Manufacturing and/or Commercialization of a Product by

Exhibit 10.1
CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO MERSANA THERAPEUTICS, INC. IF PUBLICLY DISCLOSED
MERSANA or its Affiliates or Sublicensees (including product liability) in the Territory, and/or (e) the Development, Manufacture, Commercialization or Exploitation of any Product that infringes any Patent or misappropriates any Know-How owned or possessed by any Third Party (except to the extent no such infringement or misappropriation would occur but for the practice of the Licensed Technology); provided, however, that such indemnification right shall not apply to any Losses or Litigation Costs for which SNFX is obligated to indemnify MERSANA under Section 8.2.
8.2Indemnification by SNFX. SNFX shall indemnify, hold harmless, and defend MERSANA and its Representatives (“MERSANA Indemnitees”) from and against any and all Losses finally awarded to a Third Party by a court of competent jurisdiction or agreed to in a settlement approved by SNFX that result from any claim made or bought against an MERSANA Indemnitee by or on behalf of such Third Party, and subject to Section 8.3, any Litigation Costs incurred by a MERSANA Indemnitee while investigating or conducting the defense of such Third Party claim, in any such case, solely to the extent such claim is directly based on or directly arises out of (a) the breach by SNFX of any representation, warranty or covenant contained in this CLOA, (b) the negligence or willful misconduct of SNFX or its Representatives or sublicensees in connection with the performance of SNFX’s obligations in this CLOA, (c) any actual violation by SNFX of applicable Laws in its performance of its obligations in this CLOA, and/or (d) any action or omission of the Agent in performing its obligations under or in connection with this CLOA; provided, however, that such indemnification right shall not apply to any Losses or litigation costs for which MERSANA is obligated to indemnify SNFX under Section 8.1.
8.3Procedure. In the event of any such claim against any MERSANA Indemnitee or SNFX Indemnitee (individually, an “Indemnitee”), such Indemnitee shall promptly notify the other Party (the “Indemnifying Party”) in writing of the claim and the Indemnifying Party shall manage and control, at its sole expense, the defense of the claim and its settlement; provided that the failure to so notify promptly shall not relieve the Indemnifying Party of its obligations under this Article 8 except to the extent of the actual prejudice suffered by such Indemnifying Party as a result of such failure. The Indemnitee shall cooperate with the Indemnifying Party and may, at its option and expense, be represented in and participate in any such action or proceeding. The Indemnifying Party shall not be liable for any settlements, litigation costs or expenses incurred by any Indemnitee without the Indemnifying Party’s written authorization. Notwithstanding the foregoing, if the Indemnifying Party believes that any of the exceptions to its obligation of indemnification of the Indemnitees set forth in Section 8.1 or Section 8.2 may apply, the Indemnifying Party shall promptly notify the Indemnitees, which shall then have the right to be represented in any such action or proceeding by separate counsel at their expense; provided that the Indemnifying Party shall be responsible for payment of such expenses if the Indemnitees are ultimately determined to be entitled to indemnification from the Indemnifying Party. The Indemnifying Party shall not effect any settlement of any such claims without the consent of the Indemnitee, which consent shall not be unreasonably withheld or delayed, unless such settlement involves only the payment of money and includes a complete and unconditional release of the Indemnified Party from all liability with respect thereto.

Exhibit 10.1
CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO MERSANA THERAPEUTICS, INC. IF PUBLICLY DISCLOSED
8.4Insurance. Each Party shall procure and maintain insurance, or shall self-insure, in each case, in a manner adequate to cover its obligations hereunder and consistent with normal business practices of prudent companies similarly situated at all times during which any Product is being Developed, Manufactured, Commercialized or otherwise Exploited hereunder. Each Party shall procure insurance or self-insure at its own expense. Such insurance does not create a limit on either Party’s liability with respect to its indemnification obligations under this Article 8. Each Party shall provide the other Party with written evidence of such insurance or self-insurance upon request. Each Party shall provide the other Party with written notice at least [***] days before the cancellation or non-renewal of such insurance.
ARTICLE 9
LIMITATION OF LIABILITY
9.1LIMITATION. EXCEPT FOR ANY LOSSES THAT RESULT FROM A BREACH OF THE CONFIDENTIALITY OBLIGATIONS IN ARTICLE 6 OR ARE SUBJECT TO INDEMNIFICATION UNDER ARTICLE 8, OR LIABILITY THAT IS THE CONSEQUENCE OF GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF A PARTY, IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER PARTY FOR ANY SPECIAL, CONSEQUENTIAL, EXEMPLARY OR INCIDENTAL DAMAGES (INCLUDING LOST OR ANTICIPATED REVENUES OR PROFITS RELATING TO THE SAME), HOWEVER CAUSED AND ON ANY THEORY OF LIABILITY ARISING OUT OF THIS CLOA, WHETHER SUCH CLAIM IS BASED ON CONTRACT, TORT (INCLUDING NEGLIGENCE) OR OTHERWISE, AND WHETHER OR NOT SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGE. THIS ARTICLE 9 SHALL NOT BE CONSTRUED TO LIMIT EITHER PARTY’S OBLIGATIONS UNDER ARTICLE 8.
ARTICLE 10
TERM AND TERMINATION
10.1Term. This CLOA shall commence on the Effective Date and, on a country-by-country and Licensed Target-by-Licensed Target basis, and, unless earlier terminated pursuant to this Article 10, shall remain in effect until the last to expire of any Royalty Term for each Product against a Licensed Target in such country (the “Term”).
10.2Termination.
(a)For Convenience. MERSANA shall have the right, at any time, to terminate this CLOA in its entirety or on a Licensed Target-by-Licensed Target basis (in the event of termination of this CLOA on a Licensed Target-by-Licensed Target basis pursuant to this Section 10.2(a) or Section 10.2(b), each such terminated Licensed Target, a “Terminated Target”) by providing not less than [***] days’ prior written notice to SNFX of such termination.
(b)For Material Breach. If either Party shall at any time breach any material term, condition or agreement herein, and shall fail to have cured any such default or breach within [***] days (or [***] days if such default or breach is the non-payment of any amounts due hereunder) (such period, the “Notice Period”) after receipt of written notice thereof

Exhibit 10.1
CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO MERSANA THERAPEUTICS, INC. IF PUBLICLY DISCLOSED
by the other Party, then the other Party may, at its option, terminate this CLOA; provided that, in the event such an uncured breach by either Party relates only to one or more, but not all, of the Licensed Targets, the non-breaching Party shall only have the right to terminate this Agreement with respect to such Licensed Target(s); provided further, that the non-breaching Party shall have the right to terminate this Agreement in its entirety in the event that such an uncured breach by the other Party relates to at least [***] of the Licensed Targets; provided further, that if a breach is unrelated to any payment obligations hereunder and cannot be cured within the Notice Period but the breaching Party commences actions to cure such breach within the Notice Period, the Notice Period will be extended for an additional [***] days so long as the breaching Party thereafter diligently continues such actions; and provided further that if either Party initiates a dispute resolution procedure under Section 11.11 to resolve the dispute for which termination is being sought during the Notice Period, the Notice Period will be tolled and the termination will become effective only if such breach remains uncured for [***] days after the final resolution of the dispute through such dispute resolution procedure (or, if the breach is unrelated to any payment obligations hereunder and cannot be cured within such [***] day period after such final resolution, such period to cure such breach will be extended for a subsequent [***] day period so long as the breaching Party diligently continues such actions to cure such breach). Any termination of this CLOA under this Section 10.2 shall not, however, prejudice the right of the Party who terminates this CLOA to recover any payment due at the time of such termination.
(c)For Bankruptcy. Either Party may terminate this CLOA upon the occurrence of one or more of the following: (i) immediately upon written notice to the other Party in the event the other Party is insolvent or initiates a voluntary proceeding under any applicable bankruptcy Law or code; or (ii) immediately upon written notice to the other Party in the event the other Party becomes the subject of an involuntary proceeding under any applicable bankruptcy Law or code and such proceeding is not dismissed or stayed within [***] days of its commencement.
(d)Patent Challenge. SNFX may terminate this CLOA in its entirety upon [***] days’ written notice to MERSANA in the event MERSANA, or any of its Affiliates or Sublicensees, challenges in a legal or administrative proceeding the validity or enforceability of a Valid Claim of any Licensed Patent (except as (i) required under a court order or subpoena or (ii) a defense against a claim, action or proceeding asserted by SNFX against MERSANA or any of its Affiliates or Sublicensees); provided that any such termination shall not become effective if (A) such action has been withdrawn before the end of the aforementioned notice period and/or (B) in the event that the challenging party is a Sublicensee of MERSANA, MERSANA terminates such Sublicensee’s Sublicense to the challenged Licensed Patent before the end of the aforementioned notice period. In addition, if the Valid Claim of a Licensed Patent is upheld, MERSANA shall reimburse SNFX for its reasonable legal costs and expenses incurred in defending any such challenge.
10.3Effect of Expiration or Termination.
(a)Rights and Obligations Upon Expiration or Termination.

Exhibit 10.1
CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO MERSANA THERAPEUTICS, INC. IF PUBLICLY DISCLOSED
(1)Upon expiration or termination of this CLOA, neither Party shall have any further rights or obligations hereunder in the Territory with respect to the Terminated Targets or under this CLOA in its entirety, as applicable, except pursuant to any provisions hereunder that expressly survive such expiration or termination (including, for the avoidance of doubt, this Section 10.3).
(2)Upon the date of expiration (but not earlier termination) of each Royalty Term with respect to all Products with respect to a Licensed Target in a country, the rights and licenses granted by SNFX or its Affiliates to MERSANA and its Affiliates under this CLOA to Develop, Manufacture, Commercialize and otherwise Exploit Products against such Licensed Target in the Field throughout the Territory shall convert to irrevocable, perpetual, non-exclusive, royalty-free, fully paid-up, freely transferable, non-terminable rights and licenses, with the right to grant sublicenses (through multiple tiers), with no further obligation to SNFX.
(3)In the event of any termination by MERSANA pursuant to Sections 10.2(b) or 10.2(c), the rights and licenses granted by SNFX or its Affiliates to MERSANA and its Affiliates under this CLOA to Develop, Manufacture, Commercialize and otherwise Exploit Products against a Licensed Target in the Field throughout the Territory shall convert to irrevocable, perpetual, non-exclusive, freely transferable, non-terminable rights and licenses, with the right to grant sublicenses (through multiple tiers), subject to the continued payment by MERSANA of all amounts due to SNFX pursuant to Article 3 during the applicable Royalty Term in a country;
(4)In the event of any termination by SNFX pursuant to Sections 10.2(b), 10.2(c), or 10.2(d) or MERSANA terminates pursuant to Section 10.2(a), as of the effective date of such termination of this CLOA:
(i) this CLOA and all rights and licenses granted to MERSANA under Sections 2.1, 2.2 and 4.4(a) shall terminate with respect to the Terminated Targets or with respect to all Licensed Targets, as applicable, and all such applicable rights in the Licensed Technology shall revert to SNFX; and
(ii) except as required for a Party to exercise its rights or fulfill its obligations under this Section 10.3, each Party shall return to the other Party or destroy (at the disclosing Party’s option) and cease using all Confidential Information of the other Party (including, for the avoidance of doubt, the Licensed Know-How and all copies thereof) that are solely related to the Terminated Targets or with respect to all Confidential Information if this CLOA is terminated in its entirety, as applicable; provided, however, each Party may retain one (1) copy of such Confidential Information for archival purposes. Each Party shall confirm in writing to the other Party that all such Confidential Information, except one (1) copy for archival purposes, has been returned to the other Party. Notwithstanding the foregoing, the obligation to return Confidential Information shall not cover information that is required to be retained by applicable Law or information maintained on routine computer system backup tapes, disks or other backup storage devices as long as such backed-up information is not used, disclosed or otherwise recovered from such backup devices.

Exhibit 10.1
CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO MERSANA THERAPEUTICS, INC. IF PUBLICLY DISCLOSED
(b)Accrued Rights. Termination of this CLOA for any reason will be without prejudice to any rights that will have accrued to the benefit of a Party prior to such termination. Such termination will not relieve a Party from accrued payment obligations or from obligations which are expressly indicated to survive termination of this CLOA.
(c)Survival. The provisions of Sections 2.1(a) (to the extent set forth in Section 10.3(a)(2) and 10.3(a)(3)), 2.8, 2.9, 5.1, 5.2, 5.3, 10.3 and Article 1, Article 3 (to the extent set forth in Section 10.3(a)(3)), Article 6, Article 7, Article 8, Article 9 and Article 11 shall survive expiration or termination of this CLOA for the period so specified, if any, or for perpetuity.
ARTICLE 11
GENERAL PROVISIONS
11.1Entire Agreement. The Parties acknowledge that this CLOA, together with the exhibits and schedules attached hereto, sets forth the entire agreement and understanding of the Parties as to the subject matter hereof, and supersedes all prior and contemporaneous discussions, agreements and writings in respect hereto, except for the Material Transfer Agreement which shall remain in full force and effect between SNFX and MERSANA, and the Three-way Mutual Non-Disclosure Agreement which shall remain in full force and effect between SNFX, MERSANA and Me Jean-Paul Vulliety. To the extent there is any conflict or ambiguity between this CLOA and the Material Transfer Agreement (or any amendments thereto that may be agreed in the future between the Parties), this CLOA shall control. To the extent there is any conflict or ambiguity between this CLOA and the Three-way Mutual Non-Disclosure Agreement (or any amendments thereto that may be agreed in the future between the parties thereto), the Three-way Mutual Non-Disclosure Agreement shall control.
11.2Modification; Waiver. No waiver, modification, amendment or alteration of any provision of this CLOA will be valid or effective unless made in writing and signed by each of the Parties. The failure of a Party to enforce any rights or provisions of the CLOA shall not be construed to be a waiver of such rights or provisions, or a waiver by such Party to thereafter enforce such rights or provisions or any other rights or provisions hereunder.
11.3Further Assurances. Each Party agrees to execute, acknowledge, and deliver such further instruments and to do all such other acts as may be necessary or appropriate in order to carry out the express provisions of this CLOA.
11.4Force Majeure. Neither Party shall be held responsible for any delay or failure in performance hereunder caused by strikes, embargoes, unexpected government requirements, civil or military authorities, acts of God, earthquake, terrorism, or by the public enemy or other causes reasonably beyond such Party’s control and without such Party’s fault or negligence; provided that the affected Party notifies the unaffected Party as soon as reasonably possible, and resumes performance hereunder as soon as reasonably possible following cessation of such force majeure event.

Exhibit 10.1
CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO MERSANA THERAPEUTICS, INC. IF PUBLICLY DISCLOSED
11.5Assignments. A Party shall not have the right to assign, by operation of law or otherwise, any of its rights or obligations under this CLOA without the prior written consent of the other Party, which consent shall not be unreasonably withheld, except that either Party may assign or transfer this CLOA in its entirety, without the written consent of the other Party, (a) to any successor in interest that acquires all or substantially all of the business or assets of a Party or that portion of the business or assets of such Party pertaining to the subject matter of this CLOA (whether by merger, reorganization, acquisition, consolidation, sale or otherwise) or (b) to its Affiliate; provided that any permitted assignee will assume all rights and obligations of its assignor under this CLOA. Any assignment not in accordance with this Section 11.5 will be null and void.
11.6Performance by Affiliates. The Parties recognize that each may perform some or all of its obligations under this CLOA through its Affiliates or may exercise some or all of its rights under this CLOA through its Affiliates; provided, however, that each Party shall remain responsible and be the guarantor of the performance by its Affiliates and shall cause its Affiliates to comply with the provisions of this CLOA in connection with such performance. In particular and without limitation, all Affiliates of a Party that receive Confidential Information of the other Party pursuant to this CLOA shall be governed and bound by all obligations set forth in Article 6. Each Party will prohibit all of its Affiliates from taking any action that such Party is prohibited from taking under this CLOA as if such Affiliates were parties to this CLOA.
11.7Relationship of the Parties. The Parties shall perform their obligations under this CLOA as independent contractors and nothing in this CLOA is intended or will be deemed to constitute a partnership, agency, joint venture or employer-employee relationship between the Parties. Neither Party will have any right, power or authority to assume, create, or incur any expense, liability, or obligation, express or implied, on behalf of the other.
11.8No Third Party Beneficiaries. Except for the rights to indemnification provided for under Article 8 above, all rights, benefits and remedies under this CLOA are solely intended for the benefit of MERSANA and SNFX, and except for such rights to indemnification expressly provided pursuant to Article 8, no Third Party shall have any rights whatsoever to: (a) enforce any obligation contained in this CLOA; (b) seek a benefit or remedy for any breach of this CLOA; or (c) take any other action relating to this CLOA under any legal theory, including actions in contract, tort (including negligence, gross negligence and strict liability), or as a defense, setoff or counterclaim to any action or claim brought or made by the Parties.
11.9No Use of Names. Except as otherwise required under applicable Law or permitted under this CLOA, neither Party will use the name, logo or trademark of the other Party or any of its Affiliates or any of its or their Sublicensees in its advertising, press releases or marketing or promotional materials without the prior written consent of such other Party.
11.10Notices. Any notice, request, delivery, approval or consent required or permitted to be given under this CLOA will be in writing and will be deemed to have been sufficiently given if delivered in person (in which case, it will be effective upon delivery), transmitted by facsimile, if facsimile number is provided below (receipt verified; in which case, it will be effective upon delivery), by express courier service (signature required; in which case, it will be

Exhibit 10.1
CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO MERSANA THERAPEUTICS, INC. IF PUBLICLY DISCLOSED
effective two days after being deposited with such courier service), or transmitted by email, if email is provided below (receipt verified; in which case, it will be effective upon delivery) to the Party to which it is directed.
If to SNFX:  Synaffix B.V.
Industrielaan 63
5349 AE, Oss
The Netherlands
Email: p.vandesande@synaffix.com
Attention:  CEO
With copy to:  legal@synaffix.com

If to MERSANA: Mersana Therapeutics
840 Memorial Drive
Cambridge, Massachusetts 02139 USA
Facsimile: (617) 498-0109
Email: JOwen@mersana.com
Attention: Legal Department

With a copy to:
Ropes & Gray LLP
800 Boylston Street
Boston, MA 02199
Attention: Marc Rubenstein
Fax: (617) 235-0706
Email: marc.rubenstein@ropesgray.com

11.11Dispute Resolution. The Parties agree that any disputes arising with respect to the interpretation, enforcement, termination or invalidity of this CLOA (each, a “Dispute”) shall first be presented to the Parties’ respective Executive Officers for resolution. If the Parties are unable to resolve a given Dispute pursuant to this Section 11.11 after discussions between the Executive Officers within ten (10) days after referring such Dispute to the Executive Officers, either Party may, at its sole discretion, seek resolution of such matter in accordance with Section 11.12.
11.12Submission to Court for Resolution. Subject to Section 11.11, the Parties hereby irrevocably and unconditionally consent to the exclusive jurisdiction of the courts located in the Southern District of New York for any action, suit or proceeding (other than appeals therefrom) arising out of or relating to this CLOA, and agree not to commence any action, suit or proceeding (other than appeals therefrom) related thereto except in such courts. The Parties further hereby irrevocably and unconditionally waive any objection to the laying of venue of any action, suit or proceeding (other than appeals therefrom) arising out of or relating to this CLOA in the courts of New York, and hereby further irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such action, suit or proceeding brought in any

Exhibit 10.1
CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO MERSANA THERAPEUTICS, INC. IF PUBLICLY DISCLOSED
such court has been brought in an inconvenient forum. Each Party further agrees that service of any process, summons, notice or document by registered mail to its address set forth in Section 11.10 shall be effective service of process for any action, suit or proceeding brought against it under this CLOA in any such court.
11.13Governing Law. This CLOA and all questions regarding its validity or interpretation, or the performance or breach of this CLOA, shall be governed by and construed and enforced in accordance with the laws of the State of New York and the Federal laws of the United States of America, without reference to conflicts of laws principles.
11.14Headings. The article, section and subsection headings contained herein are for the purposes of convenience only and are not intended to define or limit the contents of the articles, sections or subsections to which such headings apply.
11.15Severability. When possible, each provision of this CLOA will be interpreted in such manner as to be effective and valid under applicable Law, but, if any provision of this CLOA is held to be prohibited by or invalid under applicable Law, such provision will be ineffective but only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or of this CLOA. The Parties will make a good faith effort to replace the invalid or unenforceable provision with a valid one which in its economic effect is most consistent with the invalid or unenforceable provision.
11.16Equitable Relief. Nothing contained in this CLOA will deny any Party the right to seek injunctive or other equitable relief from a court of competent jurisdiction in the context of prospective irreparable harm.
11.17Counterparts. This CLOA may be executed in two (2) or more counterparts (including by facsimile or electronic signature), each of which shall be deemed an original and all of which together shall constitute one instrument.
[Signature Page Follows]

Exhibit 10.1
CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO MERSANA THERAPEUTICS, INC. IF PUBLICLY DISCLOSED
IN WITNESS WHEREOF, the Parties have executed this CLOA in duplicate originals by their duly authorized representatives as of the Effective Date.

SYNAFFIX B.V.		MERSANA THERAPEUTICS, INC.
(“SNFX”)		(“MERSANA”)

By:	/s/ Peter van de Sande	By:	/s/ Anna Protopapas
Name:	Peter van de Sande	Name:	Anna Protopapas
Title:	Chief Executive Officer	Title:	Chief Executive Officer

[Signature Page of Non-Exclusive License Agreement]

Exhibit 10.1
CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO MERSANA THERAPEUTICS, INC. IF PUBLICLY DISCLOSED
Schedule 1
Licensed Patents

Field	Title	Application no.	Publication no. Patent no.
[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]
		[***]	[***]
		[***]	[***]
Schedule 1

Exhibit 10.1
CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO MERSANA THERAPEUTICS, INC. IF PUBLICLY DISCLOSED

[***]	[***]	[***]	[***]
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[***]

Schedule 1

Exhibit 10.1
CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO MERSANA THERAPEUTICS, INC. IF PUBLICLY DISCLOSED
Schedule 2
Licensed Know-How
1. [***].
2.[***].
3. [***].

Schedule 2

Exhibit 10.1
CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO MERSANA THERAPEUTICS, INC. IF PUBLICLY DISCLOSED
Schedule 3
Commercial Terms for Supply Agreement

In accordance with Sections 2.5 and 2.7 of this CLOA and under the Supply Agreement, batches of Materials (under 1 through 2 below) will be supplied to MERSANA by SNFX.

1. Supply of the Enzymes
At cost plus a handling fee of [***], SNFX shall provide any additional manufacturing process development related to, and supply batches of Enzymes [***] of a sufficient quality and sufficient size (estimated to be approximately [***] of each of [***] and [***]) to generate the Product for pre-clinical activities and Phase 1 Trials of a Product.

2. Supply of the other Components (excluding Enzyme)
At cost plus a handling fee of [***], SNFX shall provide any additional manufacturing process development related to, and supply batches of [***] and [***]of a sufficient quality and sufficient size (estimated to be approximately [***] grams of [***] and [***]grams of [***]) to generate the Product for pre-clinical activities and Phase 1 Trials of a Product.

The Parties agree that the estimated quantities of Enzymes and other Components to be supplied to MERSANA by SNFX set forth under 1 through 2 above are preliminary, non-binding estimates only. SNFX agrees that it shall make reasonable efforts to supply MERSANA’s actual needs for such Enzymes and other Components in order for MERSANA to conduct pre-clinical activities through Phase 1 Trials of a Product.

3. Invoicing
Amounts payable for production of batches of Materials under the Supply Agreement are due and payable by MERSANA within [***] days of receipt by MERSANA of the corresponding invoice(s).
Schedule 3

Exhibit 10.1
CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO MERSANA THERAPEUTICS, INC. IF PUBLICLY DISCLOSED

Exhibit A
Materials Transfer Agreement

[***]

Exhibit 10.1
CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO MERSANA THERAPEUTICS, INC. IF PUBLICLY DISCLOSED

Exhibit B
Materials Transfer Agreement
Amendment 1

[***]

Exhibit 10.1
CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO MERSANA THERAPEUTICS, INC. IF PUBLICLY DISCLOSED

Exhibit C
Materials Transfer Agreement
Amendment 2

[***]

Exhibit 10.1
CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO MERSANA THERAPEUTICS, INC. IF PUBLICLY DISCLOSED
Exhibit D
Three-way Mutual Non-Disclosure Agreement
[***]

Exhibit 10.1
CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO MERSANA THERAPEUTICS, INC. IF PUBLICLY DISCLOSED

Exhibit E
Confidential Disclosure Agreement Amendment

[***]

Exhibit 10.1
CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO MERSANA THERAPEUTICS, INC. IF PUBLICLY DISCLOSED
Exhibit F
Press Release

Exhibit 10.1
CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO MERSANA THERAPEUTICS, INC. IF PUBLICLY DISCLOSED

Synaffix Announces License Agreement with Mersana Therapeutics for the Use of its GlycoConnect™ Site-Specific ADC Technology

AMSTERDAM, NETHERLANDS – January 4, 2019 – Synaffix B.V. announced today it has entered into a license agreement with Mersana Therapeutics, Inc., a clinical-stage biopharmaceutical company focused on discovering and developing a pipeline of antibody drug conjugates (ADCs) targeting cancers in areas of high unmet need. This agreement provides Mersana access to Synaffix's industry-leading site-specific GlycoConnect™ ADC technology that has consistently demonstrated an ability to improve both the safety and the efficacy profiles of ADC product candidates. Synaffix is eligible to receive upfront and milestone payments on a per-target basis with a projected total deal value of $295 million, plus royalties.

Under the terms of the agreement, Mersana has been granted a non-exclusive license to incorporate GlycoConnect™ into one of its ADC development candidates, as well as an option to expand to additional programs. This agreement follows a research collaboration between the two companies that was centered around multiple product candidates.

"After evaluating several site-specific conjugation platforms, we have chosen Synaffix's GlycoConnect™ technology for use in future ADC candidates," said Anna Protopapas, President and Chief Executive Officer of Mersana. "We are excited about the potential of this technology as it is designed not to require additional antibody engineering or cell-line modifications, which would offer us the potential to create site-specific antibodies for use in our ADCs when required."

"We are particularly excited to enter into this agreement with a leading company in the field of ADCs such as Mersana," said Peter van de Sande, CEO of Synaffix, who added "This collaboration is another testimony of the additional value that GlycoConnect™ is able to provide to already cutting-edge ADC technologies, thereby enabling novel medicines that are uniquely positioned to address areas of unmet medical need."

Per the agreement, Mersana is responsible for the research, development, manufacturing and commercialization of any resulting ADC product while Synaffix will supply components that are specifically related to its proprietary GlycoConnect™ technology.

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Exhibit 10.1
CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO MERSANA THERAPEUTICS, INC. IF PUBLICLY DISCLOSED

About GlycoConnect™
The proprietary GlycoConnect™ technology of Synaffix is a platform ADC technology that utilizes proprietary enzymes and metal-free click conjugation to stably attach ADC payloads specifically to the native glycan of any antibody, a privileged site for ADC applications. This approach can be applied directly to an existing antibody without any DNA and or protein engineering and is compatible with all ADC payload classes. The growing experience of Synaffix and its collaboration partners continues to confirm the ability of GlycoConnect™ to consistently generate ADCs that are more effective and better tolerated when compared to the three major clinical-stage ADC conjugation technologies.

About Synaffix B.V.
Synaffix B.V. is a Dutch biotechnology company that enables highly competitive ADC product candidates using its site-specific ADC technology platform. In addition to GlycoConnect™ and the ADC-enhancing HydraSpace™ technology, the extension of the platform with toxSYN™ payloads provides a fully complimentary technology platform that enables any company with an antibody to develop superior, proprietary ADC products.

The Synaffix platform comes with an IND-ready CMC package to support rapid timeline to clinic. Granted patents covering Synaffix's technology provide end-to-end protection of the platform technology as well as resulting products through at least 2035. The business model of Synaffix is target-specific technology out-licensing.

Synaffix is backed by a top tier, life science-focused investor syndicate including Aravis, BioGeneration Ventures, BOM Capital and M Ventures.

For more information, please visit the website at www.synaffix.com.

Synaffix BV Contact
Anthony DeBoer
Director, Business Development
bd@synaffix.com

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